UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________________________________
Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
SILA REALTY TRUST, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025
PROXY
STATEMENT
April 4, 2025
DEAR STOCKHOLDER:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be
held on Wednesday, May 21, 2025, at 1:00 p.m. Eastern Time, in a virtual format, at
www.virtualshareholdermeeting.com/SILA2025. We have endeavored to provide shareholders attending the
Annual Meeting with the same rights and opportunities to participate as they would have at an in-person meeting. You will be able to attend the Annual Meeting online and vote by visiting
www.virtualshareholdermeeting.com/SILA2025. Shareholders of record can access the meeting website using the 16-digit control number included on their proxy card or Notice of Availability of Proxy Materials
(the “Notice”). Beneficial owners should review the proxy materials and their voting instruction form or
Notice for information on how to vote in advance of, and how to participate in, the Annual Meeting.
The matters expected to be acted upon at the meeting are described in the following Notice of the Annual
Meeting and Proxy Statement.
There will be an opportunity during the meeting for your questions regarding the affairs of Sila Realty Trust,
Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of Sila Realty Trust, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the Annual Meeting and vote at the meeting, please submit your proxy by using the telephone or over the Internet as described on your proxy card or as provided in the Notice of Availability of Proxy Materials, or if you receive printed copies of the proxy materials by mail, you may also complete, sign and date the enclosed proxy card and return it promptly in the envelope provided, so that your shares may be represented at the meeting. For special instructions on how to vote your shares, please review the Notice of Availability of Proxy Materials or instructions on the proxy card. Submitting a proxy does not deprive you of your right to attend the meeting and to vote your shares during the meeting.
We look forward to your attendance at the meeting.
Sincerely,
Michael A. Seton
President and Chief Executive Officer
Sila Realty Trust, Inc.
1001 Water St., Suite 800
Tampa, Florida 33602
DATE & TIME
Wednesday, May 21, 2025
1:00 p.m. Eastern Time
Notice of 2025 Annual Meeting of Stockholders
ITEMS OF BUSINESS
1.The election of six directors to hold office until the 2026 Annual Meeting of
Stockholders and until their successors are duly elected and qualified;
2.The approval (on a non-binding advisory basis) of our executive compensation as described in this proxy statement ("say-on-pay");
3.The ratification of the appointment of KPMG LLP, or KPMG, as our independent registered public accounting firm for the year ending December 31, 2025;
4.The approval of an amendment to the Company's Restricted Share Plan to increase the number of shares authorized for issuance by 1,000,000; and
5.The transaction of such other business as may properly come before the
Annual Meeting or any adjournment or postponement thereof.
ANNUAL REPORT
All of these documents are accessible on our Internet website, https://
investors.silarealtytrust.com. The content of our website is not incorporated by reference into this proxy statement or in any other report or document we file with the Securities and Exchange Commission and any references to our website are intended to be inactive textual references only. You may request a paper copy of the proxy statement, the proxy card, and our annual report to stockholders.
PROXY VOTING
It is important that your shares be represented and voted at the annual meeting.
You may vote your shares on the Internet, by phone or, if you request and receive written proxy materials, you may vote by signing, dating and mailing the accompanying proxy card or voting instruction form in the envelope provided.
Instructions regarding the three methods of voting are contained on the proxy card. The Notice of Availability of Proxy Materials has instructions regarding voting on the Internet. Any proxy may be revoked at any time prior to its exercise at the annual meeting. This notice of the annual meeting of our stockholders, proxy statement and form of proxy are being distributed and made available on or about
April 4, 2025.
Sincerely,
By Order of the Board of Directors
Kay C. Neely
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Tampa, Florida
April 4, 2025
PLACE
The Annual Meeting will
be conducted as a virtual
meeting at
www.virtualshareholderm
eeting.com/SILA2025.
There is no physical
location for the Annual
Meeting.
RECORD DATE
You can vote if you are a
stockholder of record as
of the close of business
on March 20, 2025.
As of the close of
business on the record
date, there were
55,470,844 shares of our
common stock
outstanding (including
restricted common stock).
We reserve the right, in
our sole discretion, to
adjourn or postpone the
Annual Meeting to provide
more time to solicit
proxies for the meeting.
2024 Business and Performance Highlights
Sila Realty Trust, Inc. (NYSE: SILA) is a net lease real estate investment trust ("REIT") with a strategic focus on investing in the growing and resilient healthcare sector. We invest in high quality healthcare facilities across the continuum of care, which, we believe, generate predictable, durable, and growing income streams. Our leadership team is highly focused on setting an example established by our core values:
humility, integrity, accountability, communication and teamwork. This approach establishes our foundation of excellence, which we believe can be discerned in the best-in-class delivery to the Company and our stockholders. The year 2024 was highlighted by solid operating results and our milestone listing on the New
York Stock Exchange.
Delivered Strong Stockholder Returns
Strong Operational Results
•On June 13, 2024, our common stock
was listed and began trading on the New
York Stock Exchange
•Our total stockholder return was 10.76%
for the period beginning June 13, 2024
(the date our common stock began
trading on the NYSE) and ending
December 31, 2024, which outperformed
the MSCI US REIT Index return of 10.61%
for the same period.
•Core Funds from Operations ("Core
FFO")1: $126.0 million in 2024 (vs. $128.8
million in 2023)
•Same store cash net operating income
("Same Store Cash NOI")1 growth: $147.5
million in 2024 (vs. $146.1 million in 2023)
•Weighted average leased rate: 96.0%
weighted average leased (vs. 99.4% at
year-end 2023)
•Weighted average remaining lease term:
9.7 years (vs. 8.5 years at year-end 2023)
Maintained A Strong Balance Sheet With
Emphasis on Managing Interest Rate Risk
Focused on Acquisitions and
Portfolio Management
•Net debt1 leverage ratio: 26.5% of
enterprise value
•Maintained over $500 million in liquidity
(via cash on hand and availability under
our credit facility), as of December 31,
2024, to fund future growth opportunities
and general corporate purposes
•Managed interest rate risk with effective
hedges to produce a weighted average
interest rate of 4.6% as of December 31,
2024
•No debt maturing until March 2027
(excluding extension options available)
•Acquired eight healthcare properties for
an aggregate purchase price of $164.1
million
•Entered into two mezzanine loans for an
aggregate loan amount of $17.5 million
•Executed over 1 million square feet of
lease renewals and extensions
•Entered into 15 amended lease
agreements with our largest tenant,
effective December 1, 2024, extending
the term of each lease to a 20-year
remaining lease term

1.Non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures, see Appendix A.
1  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Questions and Answers
This proxy statement is being provided to the stockholders of Sila Realty Trust, Inc., a Maryland corporation
(the "Company," "Sila," "we," "our," or "us"), as of the record date as part of a solicitation of proxies by Sila’s
Board of Directors (the “Board” or "Board of Directors") for use at the 2025 Annual Meeting of Stockholders
(the "Annual Meeting") and any adjournment or postponement thereof. This proxy statement provides Sila's stockholders with important information they need to know to be able to vote, or instruct their bank, broker, trust or other nominee to vote, at the Annual Meeting or any adjournment or postponement thereof.
To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why am I receiving these materials?	A:
The Board is soliciting your proxy to vote your shares of the
Company’s common stock at the Annual Meeting. This proxy
statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission
("SEC") and is designed to assist you in voting. This proxy statement, along with either a proxy card, or Notice of Availability of Proxy
Materials (the "Notice"), as applicable, are being distributed or made available to stockholders on or about April 4, 2025. You do not need to attend the Annual Meeting in order to vote.

Q:	What is a proxy?	A:
A proxy is a person who votes the shares of stock of another person who does not attend a meeting. When you give your proxy by
telephone or over the Internet, or return a proxy card, you are authorizing us to vote your shares of common stock at the Annual
Meeting. The person who will vote your shares of common stock at the Annual Meeting is either Michael A. Seton or Kay C. Neely. They will vote your shares of common stock as you instruct. The proxies will not vote your shares of common stock if you do not submit your proxy by telephone or over the Internet or return a proxy card. This is why it is important for you to submit your proxy by telephone or over the Internet or return a proxy card to us as soon as possible whether or not you plan on attending the virtual meeting. If you authorize your proxy by telephone or over the Internet or sign and return the proxy card, and give no instructions, the proxies will vote "FOR" each of the director nominees, "FOR" our executive compensation, "FOR" the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and "FOR" the approval of the amendment of the Company's Restricted Share Plan.
With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion.
If you authorize your proxy over the Internet or by telephone, please do not return your proxy card.

Q:	When is the Annual Meeting and where will it be held?	A:	The Annual Meeting will be held on Wednesday, May 21, 2025, at 1:00 p.m. Eastern Time, in a virtual format, at www.virtualshareholdermeeting.com/SILA2025.

2  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Q:	On what matters may I vote?	A:
At the Annual Meeting, you will be asked to consider and vote upon:
(i) the election of six directors, each to hold office until the 2026
Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the approval (on a non-binding advisory basis) of our executive compensation as described in this proxy statement; (iii) the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending
December 31, 2025; (iv) the approval of an amendment of the
Company's Restricted Share Plan; and (v) the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	Who may vote at the Annual Meeting?	A:
Stockholders of record at the close of business on March 20, 2025
(the "Record Date") are entitled to notice of, and to vote at, the
Annual Meeting and any adjournments thereof. As of March 20, 2025, the Company had 55,470,844 shares of common stock outstanding
(including shares of restricted common stock). The common stock constitutes the only class of voting securities of the Company entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter submitted to a vote at a meeting of our stockholders.

Q:	What is a “quorum”?	A:
There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. The presence at the Annual Meeting, in person or by proxy, of
stockholders entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum for the transaction of business by such holders at the Annual Meeting. As of the Record Date, there were
55,470,844 shares of common stock outstanding (including shares of restricted common stock), held by approximately 9,807 stockholders of record. Each share of common stock is entitled to one vote on each proposal presented at the Annual Meeting. If you submit a properly executed proxy, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum. Broker non-votes will also be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

3  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Q:	What vote is required to approve each proposal that comes before the Annual Meeting?	A:
Proposal No. 1 — Election of Directors. The affirmative vote of a majority of the total votes cast for and against a nominee (at a meeting of stockholders duly called at which a quorum is present) is required to elect a director. This means that a nominee for the Board needs to receive more votes "for" his or her election than the number of votes "against." Because of this requirement, “abstain” votes and broker non-votes will not have an effect on the outcome of the vote because abstentions and broker non-votes are not considered to be votes cast. If an incumbent nominee for the Board fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
Proposal No. 2 — Non-Binding Advisory Vote on Executive
Compensation. While the proposal to approve the compensation for our named executive officers ("NEOs") as described in this proxy statement is non-binding, to approve our executive compensation on a non-binding advisory basis, the affirmative vote of a majority of all the votes cast on the proposal (at a meeting of stockholders duly called and at which a quorum is present) must be cast in favor of the proposal. For purposes of this proposal, abstentions and broker non-
votes, if any, will have no impact on the outcome of the vote.
Proposal No. 3 — Ratification of Appointment of Independent
Registered Public Accounting Firm. To approve the ratification of the appointment of KPMG, the affirmative vote of a majority of all votes cast  on the proposal (at a meeting of stockholders duly called and at which a quorum is present) must be cast in favor of the proposal. For purposes of this proposal, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote. We do not expect any broker non-votes on this proposal.
Proposal No. 4 — Approval of an Amendment of the Company's
Restricted Share Plan. To approve our amendment of the Restricted
Share Plan, the affirmative vote of a majority of all votes cast on the proposal (at a meeting of the stockholders duly called and at which a quorum is present) must be cast in favor of the proposal. For purposes of this proposal, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote.

Q:	What are broker non-votes?
Brokers or other nominees holding shares must vote according to the instructions they receive from the beneficial owners of those shares.
If the broker, bank or other nominee does not receive specific instructions, the broker, bank or other nominee has discretionary voting power on proposals that are considered “routine,” but not on proposals that are considered “non-routine.” Whether a proposal is considered “routine” or “non-routine” is subject to the New York
Stock Exchange ("NYSE") rules and final determination by the NYSE.
A “broker non-vote” occurs when a broker, bank or other nominee does not vote on a “non-routine” proposal due to the lack of discretionary voting authority. Broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting, but will not be counted for purposes of determining the number of shares present and entitled to vote with respect to any “non-routine” proposal for which the broker lacks discretionary authority. We expect Proposal 3 to be the only proposal with respect to which brokerage firms may be able to exercise discretionary voting authority. Accordingly, we expect there to be no broker non-votes with respect to Proposal 3.
Proposals 1, 2 and 4 are expected to be “non-routine” proposals. Any broker non-votes with respect to Proposals 1, 2 and 4 are expected to have no effect on the results. Even with respect to routine matters, some brokerage firms are choosing not to exercise discretionary voting authority so we urge you to please return your proxy card so your vote can be counted for all matters.

4  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Q:	How does the Board recommend I vote on the proposals?	A:
The Board unanimously recommends that you vote your shares “FOR”
each of the nominees for election as director who are named as such in this proxy statement, "FOR" our executive compensation as described in this proxy statement, “FOR” the ratification of KPMG as our independent registered public accounting firm for the year ending
December 31, 2025, and "FOR" the approval of the amendment to the
Company's Restricted Share Plan. No director has informed us that he or she intends to oppose any action intended to be taken by us.

Q:	How do I vote my shares during the Annual Meeting?	A:
The Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/
SILA2025. To participate in the Annual Meeting, you will need the 16-
digit control number included on your Notice or on your proxy card. If you have any questions about your control number, please contact the bank, broker or other nominee that holds your shares. Shares held in your name as the stockholder of record may be voted
electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

Q:	How do I vote my shares without participating in the Annual Meeting?	A:
Whether you plan to attend the Annual Meeting and vote at the meeting or not, we urge you to have your vote recorded.
Stockholders who have received a paper copy of a proxy card or voting instruction card may submit their proxy via mail, using the provided proxy card. In addition, stockholders who live in the United
States may authorize a proxy by following the “Vote by Phone”
instructions on the Notice or provided proxy card. Stockholders with
Internet access may submit a proxy by following the “Vote by
Internet” instructions on the Notice or provided proxy card. The telephone and the Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or the Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the Annual Meeting, you also may submit your vote as described above, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the
Annual Meeting. However, attendance at the Annual Meeting without voting your shares is not sufficient to revoke any previously authorized proxy. If you authorize your proxy by telephone or over the Internet or return your signed proxy card, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted: (i) “FOR”
each of the nominees for director, (ii) “FOR” our named executive officer compensation as described in this proxy statement, (iii) “FOR”
ratification of the appointment of KPMG as our independent
registered public accounting firm for the year ending December 31,
2025, (iv) "FOR" the approval of the amendment to the Amended and
Restated 2014 Restricted Share Plan and (v) with respect to any other proposals to be voted upon in the absence of a
recommendation of the Board, in the discretion of the proxies. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), your broker, bank or other nominee will not vote your shares unless you provide instructions to your broker, bank or other nominee on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the voting instructions provided by your broker, bank or other nominee.

5  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Q:	What if I return my proxy and then change my mind?	A:
You have the right to revoke your proxy at any time before the vote by:
1.Notifying Kay C. Neely, our Executive Vice President, Chief
Financial Officer, Treasurer and Secretary, in writing at our offices located at 1001 Water St., Suite 800 Tampa, Florida
33602;
2.Attending the Annual Meeting and voting; or
3.Authorizing another proxy again at a later date using the same procedure as set forth above, but before the Annual Meeting
date. Only the most recent proxy authorization or vote will be counted and all others will be discarded regardless of the
method of voting.

Q:	How will voting on any other business be conducted?	A:
Although we do not know of any business to be considered at the
Annual Meeting other than the election of directors, the advisory vote on our executive compensation, the ratification of our auditor, and the approval of the amendment to our Restricted Share Plan, if any other business is properly presented at the Annual Meeting, your proxy gives authority to Michael A. Seton, our President and Chief
Executive Officer, and Kay C. Neely, our Executive Vice President,
Chief Financial Officer, Treasurer and Secretary, to vote on such matters in their discretion.

Q:	Is this proxy statement the only way that proxies are being solicited?	A:
No. In addition to mailing proxy solicitation material, our directors, officers or employees, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors,  officers or employees for such services. We have retained Broadridge Investor
Communication Solutions, Inc. ("Broadridge") to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of services incidental to the proxy solicitation to be approximately $105,000, excluding out of pocket expenses.

Q:	Who pays the cost of this proxy solicitation?	A:
We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for
forwarding proxy and solicitation materials to our stockholders.

Q:	How will I receive my proxy materials for the Annual Meeting?	A:
Beginning on or about April 4, 2025, proxy materials (including the proxy statement, proxy card, and annual report) for the Annual
Meeting will be sent via e-mail or mail to our stockholders of record as of the record date in accordance with their preference, if indicated
previously. If a preference has not been specified, we will either mail to those stockholders our proxy materials or the Notice, which contains instructions on how to access our materials by mail, e-mail, or on the Internet. In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while lowering the costs of print and delivery and reducing the environmental impact of the
Annual Meeting. The Notice is not a proxy and may not be used to authorize a proxy to vote on your shares. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice or by accessing the website identified on the Notice.

6  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Q:	If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?	A:
The SEC has adopted a rule concerning the delivery of disclosure documents that allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notice of availability of proxy materials, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the
Company reduce expenses. Each stockholder subject to
householding will continue to receive a separate proxy or voting instructions unless the Company has received contrary instructions from one or more of the stockholders sharing the address. The
Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Broadridge by (i) visiting
www.ProxyVote.com, (ii) calling 1-800-579-1639, or (iii) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

7  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Proposal No. 1 — Election of Directors
At the Annual Meeting, you and the other stockholders will vote on the election of all six members of the
Board. Persons elected will serve as directors until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The Board has nominated the following people for re-election as directors:
•Jonathan Kuchin
•Michael A. Seton
•Z. Jamie Behar
•Adrienne Kirby
•Verett Mims
•Roger Pratt
Each of the nominees for director is a current member of the Board. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or any of the executive officers of the Company. Each of the nominees for election as a director has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a director, except that such nominees have agreed to serve as our directors if elected.
If you authorize your proxy by telephone or over the Internet, or sign and return a properly executed proxy card, and give no instructions, the individuals named as the proxies will vote your shares "FOR" the election of each of the nominees listed above. If any nominee becomes unable to serve or for good cause will not serve, the Board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required; Recommendation
The affirmative vote of a majority of the total votes cast for and against a nominee (by shares of common stock of the Company entitled to vote who are present or represented by proxy at a meeting of stockholders duly called at which a quorum is present), is required to elect a director. This means that a nominee for the Board needs to receive more votes "for" his or her election than the number of votes
"against." Because of this requirement, “abstain” votes and broker non-votes will not have an effect on the outcome of the vote because abstentions and broker non-votes are not considered votes cast. If an incumbent nominee for the Board fails to receive the required number of votes for re-election, then under
Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.
THE BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” EACH OF THE SIX NOMINEES
FOR ELECTION AS DIRECTORS.
8  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Certain Information About Our Board of Directors and Executive
Officers
Board of Directors
In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of the Board.
Board Membership Criteria and Selection of Directors
The Board annually reviews the appropriate experience, skills and characteristics required of Board members in the context of the then-current membership of the Board. This assessment includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or healthcare industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the Board will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.
The Board is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by the Nominating and Corporate Governance
Committee (the "NCG Committee") of the Board. All director nominees then stand for election by the stockholders annually.
In its nomination review process, the NCG Committee solicits candidate recommendations from Board members and management of the Company. From time to time, we may employ or pay a fee to a third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, if we determine such action to be in the best interests of the Company.
The NCG Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. The NCG Committee’s process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting candidates’ qualifications, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and recommend final candidates to the
Board and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates. It is the policy of the NCG Committee to consider any director candidates recommended by stockholders of the Company in the same manner in which it evaluates other potential nominees, so long as the information regarding director candidates recommended by stockholders is submitted in compliance with the Company’s bylaws. Stockholders may directly nominate potential directors for consideration at an annual meeting (without the recommendation of the Board) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
In considering possible candidates for election as a director, the Board is guided by the principle that each director should: (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-
term interests of our stockholders as a whole. The Board regularly assesses the composition and diversity of its members, in the broadest sense, reflecting, but not limited to, age, experience, skills and geography.
While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.
9  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Director Nominees
The Board has nominated each of the following individuals for election as a director to serve until our 2026
Annual Meeting of Stockholders and until their successors are duly elected and qualify. Messrs. Kuchin and
Pratt and Mss. Kirby, Behar, and Mims qualify as independent directors.

Chair of the Board Independent Director Director Since: April 2014 Age: 73 Committees: •Audit
Jonathan Kuchin
Jonathan Kuchin has been an independent director of Sila since April 2014. Mr.
Kuchin is Chair of the Board and is a member of the Audit Committee, of which he was chair from July 2014 to March 31, 2023. Mr. Kuchin has more than 29 years of experience in public accounting, focusing on public companies and their financial and tax issues, including accounting for income taxes, initial public offerings, public financings, mergers and acquisitions, executive compensation issues, and implementation and compliance with the Sarbanes-
Oxley Act of 2002. Mr. Kuchin served as an independent director of Carter
Validus Mission Critical REIT, Inc., an affiliate of the Company, from March 2011 to October 2019. From 1997 until his retirement in 2010, Mr. Kuchin served in various positions with PricewaterhouseCoopers, most recently as a tax partner in New York City, 2004 – 2010, where he focused on public and private REIT clients, SEC reporting aspects of public REITs, including accounting for income taxes and uncertainty of income taxes, as well as compliance with the
Sarbanes-Oxley Act. From October 1988 to July 1997, Mr. Kuchin held various positions with Coopers & Lybrand, culminating in partnership. Mr. Kuchin obtained a bachelor’s in business economics from the University of California,
Santa Barbara in 1981 and is licensed as a certified public accountant. Mr.
Kuchin was selected to serve as an independent director because of his significant real estate industry experience and his expansive knowledge in public accounting and tax.

10  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

President, Chief Executive Officer, and Director Director Since: July 2018 Age: 52
Michael A. Seton
Michael A. Seton has served as a director of Sila since July 2018, Chief
Executive Officer since April 2018, as President since March 2015, and as a member of the Investment Committee since January 2013. Mr. Seton has more than 30 years of real estate investment and finance experience. He has served in various roles with the Company and entities affiliated with the Company: (1)
Chief Executive Officer of Carter Validus Mission Critical REIT, Inc. (April 2018 –
October 2019) and President (March 2015 – October 2019); (2) President of
Carter/Validus Advisors, LLC (April 2012 – October 2019), member of the
Investment Committee (November 2010 – October 2019), Chief Executive
Officer (April 2018 – October 2019), Co-Chief Executive Officer (August 2015 –
April 2018), Chief Investment Officer and Executive Vice President (July 2011 –
April 2012), Vice President (November 2010 – July 2011), Chief Financial Officer
(March 2010 – November 2010); (3) Chief Executive Officer of Carter Validus
Advisors II, LLC (April 2018 – September 2020), Co-Chief Executive Officer
(August 2015 – April 2018), President (January 2013 – September 2020), and
member of the Investment Committee (January 2013 – September 2020); (4)
Co-founder and Chief Executive Officer of Carter Validus REIT Management
Company II, LLC (June 2012 – September 2020), Co-Chief Executive Officer
(July 2015 – April 2018), and President (January 2013 – September 2020); (5)
Co-founder and Chief Executive Officer of Carter/Validus REIT Investment
Management Company, LLC (August 2009 – October 2019), Co-Chief Executive
Officer (July 2015 – April 2018), and President (December 2009 – October
2019); (6) Chief Executive Officer of CV REIT Management Company, LLC
(March 2018 – September 2020) and Co-Chief Executive Officer (October 2015
– April 2018); (7) Chief Executive Officer of CV Data Center Growth & Income
Fund Manager, LLC (May 2018 – December 2019); and (8) member of the
Investment Committee of CV Data Center Growth & Income REIT Advisors, LLC
(May 2018 – December 2019). Previously, Mr. Seton was a Managing Director
and Division Head in the Originations Group at Eurohypo AG (including its predecessor organizations, now part of Commerzbank AG) from December
1996 until June 2009. In this role, Mr. Seton led a team of professionals in the origination, structuring, documentation, closing and syndication of real estate financings for private developers, traded and non-traded public real estate investment trusts, and real estate operating companies. Real estate finance transactions in which Mr. Seton was involved included both on and off-balance sheet executions, including senior debt and mezzanine financings. Mr. Seton obtained a Bachelor of Science in economics from Vanderbilt University in 1994.
We believe Mr. Seton's role as the Company's Chief Executive Officer and
President; his intimate knowledge and experience with all aspects of the business, operations, opportunities and challenges of our Company; and his understanding of our culture, personnel and strategies provide the requisite qualifications, skills perspectives and experiences that make him well qualified to serve on our Board.

11  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Independent Director Director Since: March 2022 Age: 67 Committees: •Audit (Chair) •NCG
Z. Jamie Behar
Z. Jamie Behar was elected to our Board on March 18, 2022 (but effective June
1, 2022). Ms. Behar is a member of the NCG Committee and Chair of the Audit
Committee (effective April 1, 2023). She has been a director of Armour
Residential REIT, Inc. (NYSE: ARR) (“Armour”) since August 2019, and is co-
Chair of the Governance Committee and a member of the Audit Committee. Ms.
Behar joined the board of directors of Shurgard Self Storage upon the company’s IPO in October 2018, and serves as Chair of the ESG Committee and as a member of the Investment Committee and of the Audit Committee. Ms.
Behar serves as Lead Board Director for Benefit Street Partners Multifamily
Trust, a non-traded REIT, having joined the board in October 2019. From 2005 to 2015, Ms. Behar was Managing Director, Real Estate & Alternative
Investments, for GM Investment Management Corporation (“GMIMCo”), having previously served as Portfolio Manager at GMIMCo for 19 years. Ms. Behar was responsible for the management of approximately $12 billion at peak portfolio value of primarily private market and publicly traded real estate on behalf of both General Motors Company and other unaffiliated clients. Ms. Behar’s previous public real estate company board of director positions include
Sunstone Hotel Investors (2004-2020), Forest City Realty Trust (2017-2018),
Gramercy Property Trust (2015-2018) and the Broadstone Real Estate Access
Fund (2018-2022), and she also served as a member of the board of directors of Hospitality Europe, B.V., a private pan-European hotel company (1998-2006).
Ms. Behar is a member of the Real Estate Investment Advisory Council of the
National Association of Real Estate Investment Trusts (“NAREIT”), and serves as co-chair of the Pension Real Estate Association (“PREA”) Governance
Committee and as a member of the PREA Research Committee. Ms. Behar was on the board of directors of PREA from March 2008 through March 2014, having held the position of Board Chair from March 2010 to March 2011. Ms. Behar holds a B.S. in Economics (magna cum laude) from The Wharton School,
University of Pennsylvania, an M.B.A. from Columbia University Graduate School of Business, and the Chartered Financial Analyst (CFA) designation. In
December 2018, Ms. Behar was the recipient of NAREIT’s E. Lawrence Miller
Industry Achievement Award for her contributions to the REIT industry. Ms.
Behar was selected to serve as an independent director because of her significant experience in the REIT industry, her extensive prior board experience, and her public company experience.

Independent Director Director Since: April 2021 Age: 71 Committees: •Compensation (Chair) •NCG
Adrienne Kirby
Adrienne Kirby became an independent director and member of the Audit
Committee and the NCG Committee of Sila in April 2021. In 2022, she became chair of the Compensation Committee and relinquished her position on the Audit
Committee. Ms. Kirby has served on the board of private company Greenway
Health since 2019, where she chairs the Compliance Committee. She is also on the board of a start-up company, Doctivity, where she assumed the position of
Chair of the board in December 2024. Previously, Ms. Kirby served on the board of directors of three other private companies, TrellisRX from 2019 until its sale in
May of 2022, MedVet from 2019 until its refinancing in July of 2024, and
TigerConnect, from October 2022 until December of 2024. She also serves on the board of the Philadelphia chapter of the National Association of Corporate
Directors, which she joined in 2021 and the Committee of 200 ("C200") starting in December of 2024. Prior to these board positions, Ms. Kirby had a forty-year career in healthcare with extensive experience as a COO, President and CEO of large health systems, leading hospitals, physician organizations and ambulatory operations.

12  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Most recently, she served in several leadership capacities with Cooper
University Health Care: Executive Chairman and Chief Executive Officer (2018 –
2019), President and Chief Executive Officer (2013 –2018), and Senior Vice
President and Chief Operating Officer (2012 –2013). In these roles, Ms. Kirby led the development and implementation of an enterprise wide strategic plan to achieve an organizational turn around resulting in: the transformation from a safety net hospital to a regional academic tertiary care center with a new medical school and advanced programs in cancer, cardiac, trauma and surgical care; extensive facility acquisition, development and expansion initiatives; and
development of pivotal partnerships, initiatives and transformations, significantly improving the company’s financial performance and achieving unprecedented business and financial growth and several bond rating upgrades. From 2010 to 2012, Ms. Kirby worked for MedStar Health, a nine-
hospital healthcare system with operations in Washington, D.C. and throughout
Maryland, as Senior Vice President, MedStar and President, Franklin Square
Medical Center. Previously, Ms. Kirby worked for Virtua Health, the largest health system in southern New Jersey, performing in various leadership roles from 1999 to 2010, including Chief Operating Officer of Virtua Voorhees
Hospital, Ambulatory Services and Programs of Excellence. Earlier in her career,
Ms. Kirby held various positions with Christina Care, the University of
Pennsylvania Medical Center, and Hahnemann University. Ms. Kirby earned a bachelor’s degree in nursing from Rutgers University and a master’s degree and a Ph.D. from the University of Pennsylvania. Ms. Kirby was selected to serve as an independent director because of her significant experience leading and operating healthcare systems.

Independent Director Director Since: March 2022 Age: 62 Committees: •Compensation •Audit
Verett Mims
Verett Mims was elected to our Board on March 18, 2022 (but effective June 1,
2022). Ms. Mims is a member of both the Compensation Committee and the
Audit Committee. She is currently the Chief Financial Officer at Blum Capital
Partners, L.P., a long-term strategic equity investment management firm where she has led a team of seasoned accounting/finance professionals with responsibility for the Financial, Operations, Compliance and Tax functions of the firm since 2020. She is responsible for sourcing and managing corporate investments which includes the firm's hospitality/real estate. Prior to joining
Blum Capital, Ms. Mims worked at the Boeing Company from 2002 through early
2020. During her 18-year tenure at Boeing, Ms. Mims held several positions including Director, International Finance and the Assistant Treasurer, Global
Treasury Operations. Ms. Mims had oversight of the foreign exchange, commodity and inflation hedging portfolio, cash investments and global banking infrastructure and her notable contributions include the development of tech-
driven processes and systems that drove efficiency, multimillion-dollar cost savings, and operational excellence. Prior to joining Boeing, Ms. Mims spent seven years in sales serving as a strategic advisor to match foreign exchange solutions with corporate clients’ risk profiles at Citibank, NationsBank and Bank of Montreal where she pioneered an early Salesforce-like client management system and built a profitable book of business. Ms. Mims currently serves on the board of Sunstone Hotel Investors and the Steppenwolf Theatre of Chicago.
She has previously served on the Boards of Arts & Business Council of Chicago,
San Miguel Schools of Chicago, Illinois Student Assistance Commission,
Southern University MBA Board of Advisors, the Muntu Dance Theatre of
Chicago, and most recently Illinois Humanities. Ms. Mims holds an M.B.A. from the Stanford University Graduate School of Business, an M.S. in physics from
Massachusetts Institute of Technology, and a B.S. in physics from Southern
University and A&M College.

13  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Ms. Mims was selected to serve as an independent director because of her strong professional experience, prior board experience, extensive experience in senior-executive level positions, and experience in enterprise risk, accounting, and finance.

Independent Director Director Since: July 2018 Age: 72 Committees: •NCG (Chair) •Compensation
Roger Pratt
Roger Pratt has been an independent director of Sila since July 2018. Mr. Pratt is Chair of the Company's NCG Committee and is a member of the
Compensation Committee. Mr. Pratt was the Managing Director for Prudential
Real Estate Investors ("PREI") from 1995 until his retirement in 2014. In this capacity, he served as a senior leader at PREI, which over the course of his 32-
year career with PREI became a global real estate manager with over $50 billion in gross assets. Mr. Pratt held various roles with PREI and entities affiliated with
Prudential: (1) member of the U.S., Latin American and Global Investment and
Management Committees of PREI (1995 – 2013); (2) Co-Chief Risk & Investment
Officer of PREI (2012 – 2014); (3) US Senior Portfolio Manager of PREI (1995 –
2011); (4) directing role for PREI’s US Single Client accounts (1997 – 2011); (5)
directing role for PREI’s Senior Housing platform (2003 – 2010); (6) Co-founder and Senior Portfolio Manager of PRISA III (2003 – 2010); (7) Senior Portfolio
Manager of PRISA II (1995 – 2011); and (8) Portfolio Manager of PREI (1992 –
1995). From 1982 to 1992, Mr. Pratt served in various capacities with the
Prudential Realty Group ("PRG") as an asset manager and later served as the head of PRG’s New Jersey regional office and co-head of PRG’s national development portfolio. On behalf of PRISA II, Mr. Pratt served on the board of trustees of Starwood Hotels and Resorts Worldwide, Inc. (1997 – 1999)
(formerly NYSE: HOT). Previously, he served as a Community Development
Planner for the State of North Carolina (1976 – 1980). He also served as Senior
Advisor to the Elite International Investment Fund (2016-2021). Mr. Pratt serves on the Wood Center Real Estate Studies Advisory Board at the University of
North Carolina, the Board of Directors of the Schumann Fund for New Jersey,
and the Board of Directors of The George Washington University Museum and
The Textile Museum in Washington, D.C. He is also an Emeritus Trustee of the
Foundation Board of the Mason School of Business at the College of William and
Mary. Mr. Pratt earned a master of regional planning in 1976 from the University of North Carolina, a master of business administration in 1982 as a Dean’s
Scholar from the University of North Carolina, and a bachelor of arts degree from the College of William and Mary in 1974, graduating Phi Beta Kappa. Mr.
Pratt was selected to serve as an independent director because of his significant real estate and capital markets experience.

14  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Attendance at Board Meetings and the Annual Stockholder Meeting
The Board held six meetings during the fiscal year ended December 31, 2024. Each of our directors in 2024 attended 100% of the aggregate of the total number of Board meetings held during the period for which he or she served as a director and of the aggregate total number of meetings held by all committees of the
Board on which he or she served during the periods in which he or she served. Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we encourage all of our directors to attend. Mr. Seton and Mss. Kirby and Behar attended the 2024 Annual Meeting of Stockholders.
Director Independence
A majority of the members of the Board qualify as “independent directors” as affirmatively determined by the Board. Our independent directors meet the current independence and qualifications requirements of the
NYSE. All members of each committee of the Board are independent directors. The Board consults with our legal counsel as to whether the determinations of the Board are consistent with our governance documents, and applicable securities and other laws and regulations regarding the definition of “independent director.”
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has determined that Messrs. Kuchin and Pratt and
Mss. Kirby, Behar and Mims who comprise a majority of our Board, qualify as independent directors.
Committees of our Board of Directors
Audit Committee
As of the date of this proxy statement, the Audit Committee is composed of Ms. Behar, Mr. Kuchin and Ms.
Mims. The Audit Committee reports regularly to the full Board and annually evaluates its performance. The
Audit Committee meets periodically during the year, usually in conjunction with regular meetings of the
Board. The Audit Committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews, with the independent registered public accounting firm, plans and results of the audit engagement, approves the audit and non-
audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees, reviews the adequacy of our internal controls and oversees the Company's cybersecurity program and any material cybersecurity incidents. The Board has adopted a charter for the Audit Committee that sets forth its specific functions and responsibilities. The Audit Committee charter can be located on our website at
investors.silarealtytrust.com by clicking on "Governance," "Governance Documents," and then on "Audit
Committee Charter."
The Board has determined that all three members of the Audit Committee have the requisite financial literacy under the rules of the NYSE to serve on the Audit Committee and satisfy the definition of “audit committee financial expert” under applicable rules of the SEC. Additionally, the Board determined that all of the members of the Audit Committee are independent under the applicable rules of the NYSE and under the separate independence standards for audit committee members under Rule 10A-3 of the Securities
Exchange Act of 1934, as amended. The Audit Committee met four times during 2024.
Compensation Committee
The Compensation Committee has overall responsibility for approving and evaluating all compensation plans, policies, and our programs as they affect the executive officers, including reviewing the Company’s goals and objectives relevant to compensation, reviewing and approving base salaries, incentive compensation and supplemental or special benefits, reviewing and approving employment agreements, making recommendations to the Board regarding incentive compensation plans and equity-based plans, administering the Company’s incentive compensation plans and equity-based plans, reviewing disclosures in this proxy statement and compliance with SEC rules and regulations, monitoring and evaluating the
Company’s exposure to risk in connection with compensation to the Company's NEOs, and performing any other functions deemed appropriate.
15  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Without limiting the generality of this overall responsibility, the responsibilities of the Compensation
Committee include: (a) reviewing and approving the Company’s corporate goals and objectives relevant to the compensation of the chief executive officer and evaluating the chief executive officer’s performance in light of such goals and objectives; (b) reviewing and approving (or making recommendations to the Board regarding approval of) base salary, incentive compensation and supplemental or special benefits, with respect to the executive officers other than the chief executive officer; (c) reviewing and approving (or making recommendations to the Board regarding approval of) executive officers’ employment agreements, severance agreements, and change of control agreements/provisions; (d) with respect to executive officers other than the chief executive officer, reviewing and recommending to the Board compensation, incentive compensation plans and equity based-plans; (e) reviewing and making recommendations to the Board with respect to director compensation; (f) administering the Company’s incentive compensation plans and equity-based plans in effect and as adopted from time to time by the Board; (g) reviewing and approving new equity compensation plans or any material changes to an existing plan where stockholder approval has not been obtained; (h) reviewing and approving any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement; (i) ensuring appropriate overall corporate performance measures and goals are set and determining the extent that established goals have been achieved and any related compensation earned; (j) reviewing and discussing with the
Company’s management the compensation-related disclosures required to be included in the Company’s annual proxy statement or annual report on Form 10-K to be filed with the SEC, and producing related reports on executive compensation to the extent required; (k) to the extent applicable, overseeing the
Company’s policies regarding tax deductibility of executive compensation, provided that the Compensation
Committee retains the flexibility to pay compensation that is not eligible for deduction under Section 162(m)
as it deems appropriate; (l) overseeing the Company’s compliance with applicable SEC rules and regulations regarding stockholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes; (m) monitoring and evaluating the Company’s exposure to risk in connection with executive and director compensation; and (n) performing such other functions and having such other powers consistent with the Company’s charter and bylaws and governing law as the Compensation Committee or the Board may deem appropriate.
The Compensation Committee may form and delegate authority to subcommittees when appropriate. The
Board may assign any duties of the Compensation Committee to another committee of the Board in whole or in part from time to time as the Board may determine subject to applicable laws and regulations.
Mr. Seton, our Chief Executive Officer and President, may participate in general meetings of the
Compensation Committee; however, he does not participate in any discussions determining his own compensation. Mr. Seton may, upon request from the Compensation Committee, provide the Compensation
Committee with data pertinent to his and the other executive officers’ performance, particularly in regards to the individual objectives of each executive.
From time to time, the Compensation Committee may employ or pay a fee to a third party to assist the
Compensation Committee in applying the Company’s compensation philosophy toward designing a compensation program for executive officers, analyzing current compensation conditions among the
Company’s peers and assessing the competitiveness and appropriateness of compensation levels for executive officers, recommending compensation programs it deems advisable, and making specific recommendations to the Compensation Committee. In 2024, the Compensation Committee engaged
Ferguson Partners Consulting L.P., or FPC. For further discussion regarding the scope of services provided by FPC, see below under “Role of the Compensation Consultant.”
As of the date of this proxy statement, the members of the Compensation Committee are Ms. Kirby, Ms.
Mims and Mr. Pratt, all three of whom are independent directors and satisfy the applicable independence requirements for compensation committee members under NYSE rules. The Compensation Committee met five times during 2024. The Compensation Committee charter can be located on our website at
investors.silarealtytrust.com by clicking on "Governance," “Governance Documents,” and then on
“Compensation Committee Charter.”
Nominating and Corporate Governance Committee
The NCG Committee develops the criteria necessary for prospective members of the Board and participates in the consideration of director nominees. The primary functions of our NCG Committee relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the Board, including those
16  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting. It is the policy of the NCG Committee to consider any director candidates recommended by stockholders of the Company in the same manner in which it evaluates other potential nominees, so long as the information regarding director candidates recommended by stockholders is submitted to the committee in compliance with the Company’s charter and bylaws. The NCG Committee also oversees the evaluation process of the Board, our Corporate Governance Guidelines, management and director succession plans and performs the other duties as set forth in its charter. The NCG Committee charter can be located on our website at investors.silarealtytrust.com by clicking on "Governance,"
“Governance Documents,” and then on “Nominating and Corporate Governance Committee Charter.”
As of the date of this proxy statement, the members of our NCG Committee are Mr. Pratt, Ms. Behar, and
Ms. Kirby, all of whom are independent directors. The NCG Committee met four times during 2024.
Communication with Directors
We have established procedures for stockholders or other interested parties to communicate directly with the Board. Such parties can contact the Board by mail at: Chair of Board of Sila Realty Trust, Inc. c/o
Corporate Secretary, 1001 Water St., Suite 800 Tampa, Florida 33602.
The chair of the Board will receive all communications made by these means, and will distribute such communications to such member or members of the Board as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded to members of the
Audit Committee for review.
Board Leadership Structure
The Board believes that independent oversight of management is an important component of an effective
Board of Directors. The Board believes it is important to select the chair of the Board and our Chief
Executive Officer in the manner it considers to be in our best interests at any given point in time. The members of the Board possess considerable business experience and in-depth knowledge of the issues we face, and we believe are therefore in the best position to evaluate our needs and how best to organize our leadership structure to meet those needs. The chair of the Board and the Chief Executive Officer positions may be filled by one individual or by two different individuals.
The Board currently operates under a leadership structure with separate roles for our chair of the Board and our Chief Executive Officer. Mr. Kuchin, an independent director of the Board, was elected by the Board as chair of the Board effective July 28, 2020. As chair of the Board, Mr. Kuchin presides over meetings of the
Board, and Mr. Seton, as our Chief Executive Officer, is responsible for the general management of our business, financial affairs, day-to-day operations and presides over the annual meeting of stockholders.
The Board also believes, for the reasons set forth below, that our existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve by separating the roles of chair of the Board and chief executive officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers. Some of the relevant processes and other corporate governance practices include:
•A majority of our directors, including the chair of the Board, are independent directors. Each director is an equal participant in decisions made by the Board. The Audit Committee, NCG Committee and
Compensation Committee are composed entirely of independent directors.
•Each of our directors is elected annually by our stockholders.
•The Board typically (at least annually) meets in executive sessions without management directors and any other members of the Company’s management as a part of every regularly scheduled Board meeting. The chair of the Board presides at all executive sessions.
The Board has adopted Corporate Governance Guidelines that can be found on our website at
investors.silarealtytrust.com by clicking on “Governance,” “Governance Documents,” and then on “Corporate
Governance Guidelines.”
17  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
The Role of the Board of Directors in Risk Oversight
The Board oversees our stockholders’ interest in the long-term health and the overall success of the
Company and its financial strength.
The Board is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of the Company’s executive officers.
In addition, our Audit Committee is responsible for assisting the Board in overseeing the Company’s management of risks related to financial reporting. Our Audit Committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. As further described in Part I, Item
1C of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, our Audit
Committee also oversees cybersecurity matters and steps taken by management to manage cybersecurity-
related risks. Our Audit Committee reviews any potential material issues that are raised related to the
Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, our Audit Committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics that is applicable to all members of the
Board, our officers and our employees. The policy may be found on our website at
investors.silarealtytrust.com by clicking on “Governance,” “Governance Documents,” and then on “Code of
Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of
Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary. In addition, the Board has adopted a
Policy on Inside Information and Insider Trading, which precludes the Company’s officers, directors and employees and their relatives from trading in the Company’s securities while in possession of inside information about the Company and disclosing inside information to others, among other restrictions. The
Policy on Inside Information and Insider Trading also provides guidelines around public disclosure and Rule
10b5-1 pre-planned trading programs.
Anti-Hedging Policy
As a part of the Company's Policy on Inside Information and Insider Trading, all employees (including officers) of the Company and its subsidiaries, members of the Board and any family members that reside in the same household as any of the foregoing persons are prohibited from trading in call or put options involving the Company's securities and other derivative securities; engaging in short sales of the Company's securities (i.e., the sale of a security that the seller does not own); engaging in hedging or monetizing transactions with respect to the Company's securities, such as prepaid variable forwards, equity swaps, collars and exchange funds; and holding the Company's securities in a margin account.
Director and Officer Stock Ownership Guidelines
Our Board of Directors believes that the alignment of directors’ and executive officers’ interests with those of our stockholders is strengthened when Board members and executive officers are also stockholders.
Therefore, our Board of Directors has adopted minimum stock ownership guidelines under which directors and executive officers are expected to acquire shares of our common stock with a value at least equal to (1)
(a) six (for the Chief Executive Officer), (b) four (for non-employee directors) or (c) three (for executive officers, other than the Chief Executive Officer), multiplied by the annual cash retainer paid for serving on the Board (if a director) or the base salary (if an executive officer). The directors and executive officers are expected to currently satisfy at least the minimum guidelines or beginning on the five year anniversary of
18  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
the date the individual becomes a director or executive officer, as applicable. Both executive officers and non-employee directors must retain 50% of equity awards (net after-tax) until the holding requirement is met. Shares directly owned and unvested time-based restricted stock are included as “owned” for purposes of these guidelines, and unearned performance-based restricted stock units are excluded. All of our directors and executive officers are currently in compliance with these minimum guidelines, aside from Mr.
Flouhouse and Mss. Kirby, Mims, and Behar (who are expected to be in compliance within the time period described above).
Compensation of Directors
Director Compensation
Our director compensation policy is described further below and applies to all directors who are not employees of the Company. Mr. Seton, as an employee of the Company, does not receive any compensation for his service on the Board. All other directors receive cash compensation and equity compensation which is in the form of restricted shares of common stock of the Company. As described above, the Company maintains minimum stock ownership requirements for directors.
Independent Director Cash Compensation
The Compensation Committee conducts a Director Compensation Study on a bi-annual basis, most recently in June 2024, with its independent compensation consultant, FPC, which advises the Compensation
Committee on the design and amount of compensation for non-employee directors. Any changes to the non-employee director compensation are then recommended to the full Board for approval. Effective July 1,
2024, the Board approved changes to certain annual compensation amounts for our independent directors, as described below.
The following annual compensation amounts for our independent directors applied for the year ended
December 31, 2024:
•Each of our independent directors receives an annual cash base retainer of $90,000;
•Effective July 1, 2024, the chair of the Audit Committee receives an additional annual cash amount of $25,000 and the other Audit Committee members each receive an additional annual cash amount of $12,500. Prior to July 1, 2024, the chair of the Audit Committee received an additional annual cash amount of $20,000 and the other Audit Committee members each received an additional annual cash amount of $10,000;
•Effective July 1, 2024, the chair of the Board receives an additional annual cash amount of $75,000.
Prior to July 1, 2024, the chair of the Board received an additional annual cash amount of $50,000;
•Effective July 1, 2024, the chair of the Compensation Committee receives an additional annual cash amount of $17,500 and the other Compensation Committee members each receive an additional annual cash amount of $8,750. Prior to July 1, 2024, the chair of the Compensation Committee received an additional annual cash amount of $15,000 and the other Compensation Committee members each received an additional annual cash amount of $7,500; and
•Effective July 1, 2024, the chair of the NCG Committee receives an additional annual cash amount of
$17,500 and the other NCG Committee members each receive an additional annual cash amount of
$8,750. Prior to July 1, 2024, the chair of the NCG Committee received an additional annual cash amount of $15,000 and the other NCG Committee members each received an additional annual cash amount of $7,500.
Equity Awards
Each of our independent directors receives an annual grant of restricted shares of common stock with a market grant date value of $100,000, issued as awards pursuant to the Company’s Amended and Restated
2014 Restricted Share Plan ("Restricted Share Plan"). The restricted stock issued to our independent directors vest over a one-year period.
19  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Reimbursements and Other Fees
We reimburse our directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board and its committees in accordance with our expense reimbursement policies.
Director Compensation Table
The following table sets forth certain information with respect to our director compensation during the year ended December 31, 2024:

Name	Fees Earned or Paid in Cash	Stock Awards		All Other Compensation		Total
Jonathan Kuchin	$163,750	$100,132	(1)	$5,519	(2)	$269,401
Z. Jamie Behar	$120,625	$100,132	(1)	$5,447	(2)	$226,204
Adrienne Kirby	$114,375	$100,132	(1)	$5,447	(2)	$219,954
Roger Pratt	$114,375	$100,132	(1)	$5,519	(2)	$220,026
Verett Mims	$109,375	$100,132	(1)	$5,447	(2)	$214,954
Michael A. Seton (3)	$—	$—		$—		$—

(1)The amounts shown in the Stock Awards column represent the full grant date fair value of 4,849 shares of restricted common stock granted to each director on July 2, 2024, calculated by multiplying the number of shares awarded by the closing price of $20.65 per share of the Company's common stock on the grant date, in accordance with FASB ASC 718. As of December 31, 2024, all of the 4,849 shares of common stock remain unvested.
(2)Reflects the dividends on unvested restricted common stock.
(3)For compensation information regarding Michael A. Seton, see "Compensation and Other Information
Concerning Executive Officers - Summary Compensation Table".
20  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Executive Officers of the Company
The following individuals currently serve as our executive officers:

President, Chief Executive Officer, and Director Director Since: July 2018 Age: 52	Michael A. Seton For biographical information regarding Michael A. Seton, see “Certain Information About Our Board of Directors and Executive Officers-Board of Directors-Director Nominees”.

Executive Vice President, Chief Financial Officer, Treasurer and Secretary Age: 48
Kay C. Neely
Kay C. Neely has served as Chief Financial Officer and Treasurer of Sila since
September 2018, as Secretary of Sila since June 2019, as a member of the
Investment Committee of Sila since September 2020, and as Executive Vice
President since March 2022. Ms. Neely has approximately 25 years of real estate accounting, finance and operations experience. Since 2016, she has served in various roles with the Company and entities affiliated with the
Company: (1) Chief Financial Officer and Treasurer of Carter Validus Advisors II,
LLC (September 2018 – September 2020) and Secretary (June 2019 –
September 2020); (2) Chief Financial Officer, Treasurer and Secretary of Carter
Validus REIT Management Company II, LLC (June 2019 – September 2020); (3)
Executive Vice President of Finance and Accounting of CV Data Center Growth
& Income REIT Advisors, LLC (November 2018 – December 2019); (4) President
of CV Data Center Growth & Income Fund Manager, LLC (June 2019 –
December 2019); (5) Chief Executive Officer of CV Data Center Real Estate
Management Services, LLC (June 2019 – December 2019); (6) Senior Vice
President of Accounting of Carter/Validus Advisors, LLC (January 2016 – June
2019); (7) Chief Financial Officer, Treasurer and Secretary of Carter Validus
Mission Critical REIT, Inc. (June 2019 – October 2019); (8) Chief Financial Officer
and Secretary of Carter/Validus Advisors, LLC (June 2019 – October 2019); (9)
Chief Financial Officer, Treasurer and Secretary of Carter/Validus REIT
Investment Management Company, LLC (June 2019 – October 2019); and (10)
Senior Vice President of Accounting of Carter Validus Advisors II, LLC (January
2016 – September 2018). Ms. Neely served in various capacities at KPMG LLP
(1999 – 2016), most recently as Associate Director of Audit Resource
Management, where she managed the daily operations and financial planning for audit practices in 10 offices located in the Southeast and Puerto Rico, which consisted of over 400 audit partners, managers and staff. Earlier Ms. Neely held various positions, including in her capacity as an audit senior manager, handling the planning, organization, staffing and execution of audit engagements for public and private entities primarily in the real estate sector, including real estate investment trusts and investment funds. Ms. Neely joined the Advisory
Board of the Florida Institute of CFOs in 2025. Ms. Neely graduated Beta
Gamma Sigma from Emory University, Goizueta Business School in 1998 with a bachelor of business administration with concentrations in accounting and finance and is a licensed certified public accountant.

21  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

Executive Vice President and Chief Investment Officer Age: 49
Christopher K. Flouhouse
Christopher K. Flouhouse has served as Executive Vice President and Chief
Investment Officer of Sila since May 2024, and as a member of the Investment
Committee of Sila since May 2024. Mr. Flouhouse has approximately 25 years of corporate, real estate finance and management experience, with the vast majority of his career focused on real estate companies, operating companies, and real estate investment trusts. Mr. Flouhouse most recently served as
Managing Director and Head of Real Estate, Gaming & Lodging Equity Capital
Markets at Wells Fargo Securities, LLC, from 2018 to 2024. He joined Wells
Fargo’s Equity Capital Markets Group in 2006 and has executed transactions across real estate, financial institutions, and consumer sectors. Mr. Flouhouse has significant public company corporate finance experience and has advised numerous companies on equity listings, strategic transactions, financings, and institutional investor strategies. From 2000 to 2006, Mr. Flouhouse was a member of Wells Fargo Securities’ Energy & Power Investment Banking Group,
where he spent six years executing equity, high grade, high yield, and M&A transactions. From 1999 to 2000, Mr. Flouhouse was a member of Wells Fargo’s
(formerly Wachovia / First Union) Corporate Treasury - Enterprise Program
(finance leadership training program). Mr. Flouhouse graduated from North
Carolina State University with a Bachelor of Science in Business Management /
Finance concentration in 1998.

22  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Compensation and Other Information Concerning Executive Officers
Compensation Discussion and Analysis
This Compensation Discussion and Analysis outlines the principles underlying our executive compensation policies and decisions as it relates to the Company’s NEOs. Our NEOs for 2024 were:

Named Executive Officers
Michael A. Seton	President and Chief Executive Officer (CEO)
Kay C. Neely	Executive Vice President, Chief Financial Officer, Treasurer and Secretary (CFO)
Christopher K. Flouhouse(1)	Executive Vice President and Chief Investment Officer (CIO)
Jon C. Sajeski (2)	Former Chief Investment Officer
Robert R. Labenski (3)	Former Chief Accounting Officer

1.Mr. Flouhouse commenced employment with the Company as Executive Vice President and Chief Investment
Officer, effective May 6, 2024.
2.Mr. Sajeski's employment with the Company ended as of March 25, 2024.
3.Mr. Labenski's employment with the Company ended as of March 20, 2024.
Summary of the Executive Compensation Program
How We Link Pay
to Performance
How We Assess Pay
What We Reward
•Inclusion of key financial
metrics in our annual cash
incentive plan to ensure
NEOs are rewarded for
performance relative to our
annual budget and each
NEO's individual
performance goals
•Long-term incentives
composed of a mix of
performance-based units
and time-based restricted
stock awards, linking a
substantial portion of pay
opportunity to long-term
performance
•Majority of total target pay
opportunity is at-risk and
tied to the Company's
performance
•Successful execution of the
annual business plan and
the achievement of key
financial metrics
•Decision-making that yields
long-term value creation for
stockholders
•Sustained growth over the
long-term and the
successful execution of our
long-term strategic
business plan
•Overall target total
compensation opportunity
is assessed for
competitiveness relative
to a peer group of
comparable REITs
•The structure of our
executive compensation
program is reviewed on an
annual basis relative to
our peer group, general
best practices and
governance standards
23  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Based on our annual assessment of market practices and our compensation objectives, we have implemented a pay-for-performance compensation structure that includes the following key elements:

	Description	Objective

Base Salary	Fixed level of compensation	Reviewed annually with reference to market- competitive base salary, background, knowledge, skills, and performance.

Annual Incentive Program	Core FFO[1] ($ millions)
Award determinations under the annual incentive
program are based on quantitative and qualitative
factors set by the Compensation Committee each
year that are designed to be consistent with our
annual business plan.

(40%)

G&A Expense ($ millions)
(25%)

Discretionary; Assessment of Corporate Performance
(20%)

Individual Goals / Adherence to Core Values
(15%)

Long-Term Incentives	Average 3-Year Same Store Cash NOI[1] Growth (50%)
Performance-based equity awards are intended to
encourage our NEOs to focus on sustaining our
long-term performance, thus minimizing the risk of
our NEOs focusing on short-term gains at the
expense of our long-term performance.

	Ratable Vesting over 4 Years (50%)	Time-based equity awards promote retention, encourage long-term performance to maximize share value and dividends paid to our stockholders, and promote an ownership mentality by our NEOs.

1.Non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures, see Appendix A.
Compensation Objectives and Philosophy
Our executive compensation program is designed to accomplish the following key objectives:
•attract, motivate and retain highly qualified executives;
24  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
•align incentive compensation with annual and long-term performance objectives based on challenging but achievable goals;
•employ a balanced compensation structure that encourages prudent growth and does not encourage excessive risk taking; and
•ensure a high degree of alignment of the interests of our executives and our stockholders.
The Company applied this philosophy in establishing our executive compensation program. The
Compensation Committee reviews the components of our executive compensation program annually to ensure that they continue to meet the evolving strategy of the Company. At our 2024 Annual Meeting of
Stockholders, our stockholders approved (approximately 79% of the votes cast), on an advisory basis, last year’s say-on-pay vote. Our Compensation Committee and Board of Directors considered these final vote results and determined that, given the significant level of support and the overall effectiveness of our system, no material changes to our executive compensation philosophy, policies or practices were necessary or desirable on such vote results. For 2025, the Company made changes to the annual and long-
term incentive programs' performance metrics to reflect the Company's listing on the NYSE on June 13,
2024. For further details, see "Elements of Compensation" below.
Roles and Responsibilities
In determining compensation for our NEOs, we employ the following process:
•Role of the Compensation Committee: The Compensation Committee of the Board (composed entirely of independent directors) operates under a written charter and is responsible for establishing and approving the terms of the compensation of the Company’s NEOs. The
Compensation Committee is responsible for: (a) determining and approving target pay opportunities for each of the NEOs; (b) establishing and annually reviewing corporate goals and objectives related to incentive compensation programs; (c) assessing performance related to such goals and objectives; and (d) administering equity-based awards. Additionally, the Compensation Committee makes recommendations to the Board with respect to the compensation of non-employee directors.
•Role of the CEO: Our CEO is consulted by the Compensation Committee with respect to the performance goals used in our incentive compensation programs. The Compensation Committee retains the authority to set all such performance goals. Our CEO plays an important role in setting compensation for other NEOs by providing the Compensation Committee with an evaluation of their performance, suggested changes to annual target pay opportunities and input on overall company performance. To the extent that any discussions are held regarding Mr. Seton’s own compensation,
Mr. Seton will recuse himself from any such discussion and not participate in any resulting decisions.
•Role of the Compensation Consultant: The Compensation Committee has the sole authority to retain any compensation consultant and to approve such consultant’s fees and other retention terms. In accordance with this authority, the Compensation Committee retained FPC as its independent compensation consultant with respect to 2024 NEO compensation. In 2024, the
Compensation Committee directed FPC to, among other things: (a) assist in applying our compensation philosophy toward designing a compensation program; (b) analyze the competitiveness and appropriateness of compensation levels for NEOs relative to a peer group of comparable REITs (discussed further below); (c) recommend to the Compensation Committee advisable compensation programs; (d) make specific recommendations related to CEO pay opportunities; and (e) assess the reasonableness of the CEO’s recommendations for other NEOs.
Peer Group
Our peer group is used as a reference point in making compensation decisions, such as determining target pay opportunities and developing cash bonus and long-term incentive award ranges and practices for both individual elements of compensation and total compensation. Although we use peer information as a point of reference, we do not target our compensation levels against a specific percentile relative to our peer group.
25  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Each year, the Company (in consultation with FPC) reviews the peer group to ensure each peer continues to be an appropriate comparison. We reviewed our peer group based on the following criteria:
•Comparable Size – REITs within an appropriate size range in terms of total capitalization, which we define as approximately 0.5x to no more than 2.5x relative to our Company.
•Healthcare REITs – Focus on healthcare REITs that primarily invest in similar medical properties.
•Net Lease REITs – Focus on net lease REITs that invest in similar lease structures and seek to achieve similar financial performance as the Company.
For 2024, we included only publicly traded REITs for selection of our peer group companies because they may have compensation structures more consistent to that of the strategy of the Company.
The Company also made the following updates to the 2023 peer group:
•Spirit Realty Capital was removed as, due to its merger with Realty Income in January 2024, it falls outside of the Company's size criteria
•Physicians Realty Trust was removed as, due to its merger with Healthpeak Properties in March
2024, it falls outside of the Company's size criteria
The following companies comprised the Company's 2024 peer group:

Peer Group for Establishing 2024 Executive Compensation
American Healthcare REIT, Inc. (AHR)	Global Medical REIT Inc. (GMRE)
Broadstone Net Lease, Inc. (BNL)	InvenTrust Properties Corp. (IVT)
CareTrust REIT, Inc. (CTRE)	LTC Properties, Inc. (LTC)
Community Healthcare Trust Incorporated (CHCT)	LXP Industrial Trust (LXP)
Easterly Government Properties, Inc. (DEA)	NETSTREIT Corp. (NTST)
Essential Properties Realty Trust, Inc. (EPRT)	Sabra Health Care REIT, Inc. (SBRA)
Four Corners Property Trust, Inc. (FCPT)
Elements of Compensation
The three primary components of our NEO compensation program are: base salary; annual cash bonus; and
long-term incentive awards, including performance-based equity awards and time-based equity awards.
Our compensation programs are designed to be complementary, and to collectively serve our executive compensation objectives and philosophy. The following is a discussion of the primary elements of 2024 compensation for each of our NEOs.
Base Salary
Each NEO is entitled to receive a base salary (“Base Salary”), subject to annual review by the Compensation
Committee. The Compensation Committee determined to increase our CEO's Base Salary to $825,000 from
$800,000 in 2023 to align with market compensation. In addition, the Compensation Committee increased our CFO’s Base Salary to $525,000 from $470,000 in 2023 in connection with expanded positional duties and responsibilities. The Compensation Committee did not increase the Base Salaries of our other NEOs for
2024. The following are the annual 2024 base salaries for the NEOs:

Name	2024 Base Salary
Michael A. Seton	$825,000
Kay C. Neely	$525,000
Christopher K. Flouhouse	$475,000
Jon C. Sajeski(1)	$340,000
Robert R. Labenski(2)	$300,000
26  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

1.Mr. Sajeski's employment with the Company ended as of March 25, 2024.
2.Mr. Labenski's employment with the Company ended as of March 20, 2024.
Annual Incentive Program
All cash bonus awards for the NEOs are made pursuant to our annual incentive programs, using a pay-for-
performance structure, as follows:
•Award determinations under the annual incentive program are based on quantitative and qualitative factors set by the Compensation Committee each year that are consistent with our annual business plan.
•The payouts under the annual incentive program are based on the achievement of certain threshold, target and maximum levels of corporate and individual performance metrics.
Cash bonus opportunities are determined for each NEO at the beginning of each fiscal year by the
Compensation Committee based on the review of competitive market data and internal pay considerations.
Actual amounts earned by each NEO equals 50% of the target amount if threshold performance goals are satisfied and 175% of the target amounts if maximum performance goals are satisfied. For performance achievement between threshold and target, the actual amounts earned are interpolated between 50% and
100% of the target bonus. For performance achievement between target and maximum, the actual amounts earned are interpolated between 100% and 175% of the target bonus.
Below are the 2024 cash bonus opportunities for each NEO:

Name	Threshold	Target	Maximum
Michael A. Seton	$556,875	$1,113,750	$1,949,063
Kay C. Neely	$262,500	$525,000	$918,750
Christopher K. Flouhouse(1)	N/A	$475,000	N/A
Jon C. Sajeski(2)	$157,500	$315,000	$551,250
Robert R. Labenski(3)	$92,500	$185,000	$323,750

1.Mr. Flouhouse's cash bonus opportunity for calendar year 2024 was set at a fixed amount equal to the target cash bonus, prorated to reflect the period from commencement of employment on May 6, 2024 through December 31,
2024. See "Summary Compensation Table."
2.Mr. Sajeski's employment with the Company ended on March 25, 2024. Mr. Sajeski's cash bonus for calendar year
2024 was his target annual cash bonus for 2024 prorated for the portion of the year he was employed. See
"Summary Compensation Table."
3.Mr. Labenski's employment with the Company ended on March 20, 2024. Mr. Labenski's cash bonus for calendar year 2024 was his target annual cash bonus for 2024 prorated for the portion of the year he was employed. See
"Summary Compensation Table."
For 2024, cash bonus awards were calculated under our formulaic annual incentive program with payouts based upon the achievement of performance goals that are aligned with our annual operating budget and strategic goals for the year.
The 2024 cash bonus program included the following measures:

Performance Metric
Core FFO	40%
General & Administrative (G&A) Expense	25%
Assessment of Other Corporate Performance	20%
Individual Goals/Adherence to Core Values	15%
27  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
For 2024, the individual performance goals for Ms. Neely were as follows:
•Timely financial reporting, accuracy and appropriate public disclosure;
•Corporate visibility with bank and investor markets;
•Effective balance sheet management;
•Active participation in industry events/financial officer groups; and
•Successful oversight of the finance, investor relations and capital markets functions and initiatives.
For 2024, the individual performance goals for Mr. Flouhouse were as follows:
•Establish, coordinate and lead targeted calling effort;
•Participate in industry events to expand company presence with tenant, broker and developer client base; and
•Coordinate all investment management, property management and acquisition teams to maximize outcomes.
During the prior year, the Compensation Committee approved threshold, target and maximum goals for each of the Core FFO, G&A Expense, and qualitative performance factors that would be assessed for each individual. In January 2025, the Compensation Committee reviewed performance as compared to these performance goals as follows:

Performance Metric	Threshold	Target	Maximum	Actual Results
Core FFO ($ millions)(1)	$100.26	$107.80	$114.27	$126.03
G&A Expense ($ millions)(1)	$34.32	$32.07	$30.15	$29.36
Assessment of Other Corporate Performance(2)	1.0	3.0	5.0	5.0
Individual Goals/Adherence to Core Values(3)	1.0	3.0	5.0	5.0

1.Goals are subject to adjustment based on any unbudgeted dispositions, acquisitions and transaction activity completed during the year. G&A Expense excludes recruiting fees, severance arrangements, transaction/strategic alternative driven expenses, internal property management fee allocation, compensation adjustments above or below target, and litigation expenses. Any such adjustments are subject to the Compensation Committee’s review and approval.
2.Performance under this category is based on the Compensation Committee’s qualitative assessment of key corporate performance factors that are consistent with the Company’s strategic business plan (i.e., achievement of various business initiatives, including implementation of information technology initiatives) and scored between 1.0 to 5.0, as described below.
3.Satisfaction of individual goals and adherence to the Company’s core values that are established at the beginning of the year, are based on a qualitative review of performance for each NEO and are scored between 1.0 and 5.0, as described below.
For the assessment of other corporate performance, the Compensation Committee reviewed factors that had a significant impact on the Company’s overall performance for the year and decision-making that yielded long-term value creation for stockholders. Based on this assessment, the Compensation Committee approved a 5.0 out of 5.0 score under this goal based on the following factors:
•Successfully listed the Company on the NYSE and executed a tender offer below the range of original guidance increasing value enhancement through share repurchase;
•Successfully met with and established key institutional investor relationships with various investor types, including hedge funds, generalist, and long only sources;
28  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
•Successfully fully resolved GenesisCare bankruptcy through re-letting or selling all 17 assets of the portfolio;
•Achieved strong earnings results and $181.6 million in investments while maintaining a strong balance sheet with only 3.3x net debt/EBITDAre ratio; and
•Delivered 10.76% total return since our direct listing date, which was above the median of the
Executive Compensation Peer Group.
The Annual Incentive Program also included a review of individual performance for the CEO and the CFO. In
2024, the Compensation Committee assessed the CEO’s performance, including successfully leading the
Company’s long anticipated liquidity event through a direct listing on the NYSE in June 2024, successfully leading the non-deal road-show and post-listing investor engagement via multiple channels and events, acquiring $164.1 million in core property acquisitions and originating $17.5 million in structured mezzanine loans, achieving revenues of $186.9 million, or 8.8% more than budget, achieving AFFO results of 16.7% in excess of budget while maintaining a conservative balance sheet evidenced through a conservative AFFO pay-out ratio of 69.7% and year end leverage of net debt to EBITDAre of 3.3x, and engaging in leasing activity of over 1 million square feet, or 20%, of the portfolio. Based on its assessment, the Compensation
Committee approved a 5.0 out of 5.0 score for the CEO under this factor. Mr. Seton established and assessed individual performance for the CFO. The objectives for the CFO are intended to measure day-to-
day activities that enhance and support the Company’s overall strategic and operational objectives. For the
CFO, the CEO recommended, and the Compensation Committee approved, an individual score of 5.0. As Mr.
Flouhouse was hired during 2024, his performance was not evaluated for purposes of our annual incentive program as he was entitled to receive a fixed bonus for 2024 equal to his target bonus, prorated to reflect the period of employment from his first day of employment through December 31, 2024.
2024 Payouts Under the Annual Incentive Program
The approved annual cash bonus awards calculated under the Annual Incentive Program were as follows:

Name	2024 Cash Bonus Award
Michael A. Seton	$1,949,063
Kay C. Neely	$918,750
Christopher K. Flouhouse	$310,178
Changes to 2025 Annual Incentive Program
For our 2025 annual incentive program, instead of utilizing Core FFO and G&A Expense, the Compensation
Committee determined to use a per share earnings metric (AFFO per share) for the corporate performance component of our incentive program to be more consistent with peer companies and to align our compensation program with market practice given our listing on the NYSE in 2024. By utilizing AFFO per share, the Compensation Committee determined that this metric takes into account both revenue and expense on a per share basis, eliminating the need to include a G&A metric, while simultaneously introducing a leverage metric to ensure the NEO's are measured not just on revenue and earnings growth but prudent balance sheet management. In addition, to streamline the subjective component of compensation for our
NEOs, the Compensation Committee determined that the subjective component will be a single component customized for each NEO. In November 2024, the Compensation Committee approved the following measures for the 2025 cash bonus program:

Performance Metric	CEO	Other NEOs
AFFO per Share	45%	45%
Net Debt to Adjusted EBITDA	25%	20%
Individual Goals/Corporate or Department Performance	30%	35%
29  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Long-Term Incentive Awards
Long-term incentive awards are designed to align NEO compensation with the long-term results of the
Company and to align NEO pay with the interests of our stockholders, as follows:
•Award values are granted in a balanced mix of performance-based equity awards and time-based equity awards.
•Performance-based equity awards are intended to encourage our NEOs to focus on sustaining our long-term performance, thus minimizing the risk of our NEOs focusing on short-term gains at the expense of our long-term performance.
•Time-based equity awards are intended to promote retention, encourage long-term performance to maximize our share value and dividends paid to our stockholders, and promote an ownership mentality by our NEOs.
Long-term incentive awards for each NEO are determined at the sole discretion of the Compensation
Committee at the beginning of each fiscal year based on a review of competitive market data, internal pay considerations and Company performance. The 2024 grant date fair value for each NEO was granted 50% in the form of performance-based equity awards and 50% in the form of time-based equity awards as follows:

Name	2024 Performance-Based Equity Award Value	2024 Time-Based Equity Award Value
Michael A. Seton	$1,137,500	$1,137,500
Kay C. Neely	$550,000	$550,000
Christopher K. Flouhouse(1)	$412,500	$412,500
Jon C. Sajeski(2)	$162,500	$162,500
Robert R. Labenski(3)	$125,000	$125,000
1.Mr. Flouhouse's grant date fair value of the performance-based equity award and the time-based equity award were prorated to reflect his commencement of employment on May 6, 2024. See "Summary Compensation Table."
2.In connection with Mr. Sajeski's termination from the Company on March 25, 2024, he received pro-rated and immediate vesting of his performance-based equity award and full and immediate vesting of his time-based equity award.
3.In connection with Mr. Labenski's termination from the Company on March 20, 2024, he received pro-rated and immediate vesting of his performance-based equity award and full and immediate vesting of his time-based equity award.
The 2024 time-based equity awards were granted in restricted stock awards of common stock of the
Company that vest ratably over a four-year period, subject to continued employment through the vesting date (“Time-Based RCS”) and will be subject to the terms of the Restricted Share Plan and the award agreement.
The 2024 performance-based equity awards were approved in deferred stock unit awards that may be earned and vest based on achievement of average same store cash NOI growth goals over a three-year performance period, subject to continued employment through the applicable vesting date (“Performance-
Based DSUs”). Performance-Based DSUs awarded to our NEOs represent a contingent right to receive shares of common stock at a future settlement date, subject to satisfaction of applicable vesting conditions, attainment of specified performance metrics, and/or other restrictions, as set forth in the Restricted Share
Plan and the award agreement. The number of 2024 Performance-Based DSUs that may ultimately become earned and vested will be determined following the conclusion of the performance period on December 31,
2026, at the following levels:

Performance-Based DSUs	Threshold	Target	Maximum
3-Year Average Same Store Cash NOI[1] Vesting Percentage	50%	100%	150%

1.Non-GAAP financial measure. For definitions and reconciliations of certain non-GAAP financial measures to their most directly comparable GAAP financial measures, see Appendix A.
30  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
No Performance-Based DSUs will vest if the Company’s 3-Year Average Same Store Cash NOI growth is below the threshold performance goal. The vesting percentage will be calculated using straight-line interpolation if performance falls in between the threshold and target performance goals or between the target and maximum performance goals. The target for the 3-Year Average Same Store Cash NOI was established by the Compensation Committee at the time of the award.
Changes to 2025 Performance-Based DSUs
For 2025, the Compensation Committee changed the vesting criteria for Performance-Based DSU grants to a metric based upon on the Company's total shareholder return relative to the MSCI US REIT Index and a
Healthcare REIT Peer Group, as defined by the Compensation Committee. The 2025 Performance-Based
DSUs will be measured over a three-year performance period from January 1, 2025 - December 31, 2027, subject to the NEO's continued employment through the applicable vesting date. The Compensation
Committee determined to use total shareholder return relative to the MSCI US REIT Index and a Healthcare
REIT Peer Group instead of Average Same Store Cash NOI for the DSUs granted in 2025 to align our compensation program with market practice given our listing on the NYSE in 2024. In addition,
Performance-Based DSUs were modified to provide for vesting of awards on a change in control, death, or disability.
2022-2024 Performance-Based DSUs Performance & Payouts
As previously discussed in our 2023 proxy statement, the Performance-Based DSUs granted in 2022 were to be earned and vested, if at all, in an amount between 0% and 150% of the target amount based on average Same Store Cash NOI over a three-year period. In January 2025, the Compensation Committee determined that performance exceeded maximum for the three-year average Same Store Cash NOI performance goals established for the January 1, 2022 – December 31, 2024 performance period. As a result, each NEO received a total payout of 150% of the target amount. Average Same Store Cash NOI growth was as follows:

2022-2024 Performance-Based DSUs	Threshold	Target	Maximum	Actual
3-Year Average Same Store Cash NOI Growth(1)(2)	0.56%	1.02%	1.45%	1.59%

1.Non-GAAP financial measure. For definitions and reconciliations of certain non-GAAP financial measures to their most directly comparable GAAP financial measures, see Appendix A.
2.Goals are subject to adjustment based on unbudgeted disposition activity.
Equity Grant Practices
At the beginning of the first fiscal quarter, the Compensation Committee typically approves grants of time-
based awards and, during the first fiscal quarter, the Compensation Committee certifies achievement of the prior year’s performance criteria for performance-based awards. In special circumstances, including the hiring or promotion of an individual or where the Compensation Committee determines it is in the best interest of the Company, the Compensation Committee may approve grants of equity awards at other times.
The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of an award and the Compensation Committee has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During 2024, none of our NEOs were awarded stock options.
Clawback Policy
In 2024, the Board adopted the Sila Realty Trust, Inc. Clawback Policy (the “Clawback Policy”) in compliance with NYSE rules. Our Clawback Policy applies to all incentive-based compensation awarded to current and former executive officers. Accordingly, in the event of a restatement of our financial statements because of material noncompliance with financial reporting requirements under federal securities laws, the Board will, if determined appropriate, recover from current and former executives any erroneously awarded incentive-
31  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
based compensation paid for any applicable performance periods. Our Clawback Policy was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.
Retirement Savings Opportunities
All eligible full-time employees, including our NEOs, and all part-time employees working at least 20 hours per week, are able to participate in our 401(k) retirement savings plan, or the 401(k) Plan. We provide the
401(k) Plan to allow our employees to save a portion of their cash compensation for retirement in a tax-
efficient manner. Under the 401(k) Plan, employees are eligible to defer a portion of their base salary, and we currently make a matching contribution of up to 6% of each participant’s annual base salary, determined by the individual’s contribution and as restricted by the statutory limit.
Health and Welfare Benefits
We provide to all full-time employees, including our NEOs, and part-time employees working at least 30 hours per week, a competitive benefits package, which includes medical, vision, dental, short- and long-
term disability insurance, and life insurance plans.
Tax Considerations
Although the Compensation Committee intends to consider the impact of Section 162(m) in structuring compensation programs, it expects its primary focus to continue to be on creating programs that address the needs and objectives of the Company regardless of the impact of Section 162(m). As a result, the
Compensation Committee may make awards and structure programs that are non-deductible under Section
162(m).
32  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Summary Compensation Table
The table below summarizes the compensation of our NEOs for the fiscal years ended December 31, 2024,
2023 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)		Total Compensation ($)(3)
Michael A. Seton Chief Executive Officer	2024	$825,000	$—	$2,275,000		$1,949,063		$461,392	(5)	$5,510,455
	2023	$800,000	$—	$2,275,000		$1,728,000		$698,420		$5,501,420
	2022	$800,000	$—	$2,000,000		$1,408,904		$190,624		$4,399,528
Kay C. Neely Chief Financial Officer	2024	$525,000	$—	$1,100,000		$918,750		$214,948	(6)	$2,758,698
	2023	$470,000	$—	$975,000		$712,344		$296,884		$2,454,228
	2022	$470,000	$—	$825,000		$607,037		$96,737		$1,998,774
Christopher K. Flouhouse Chief Investment Officer	2024	$311,269	$—	$1,040,984	(7)	$310,178	(8)	$23,523	(9)	$1,685,954
Jon C. Sajeski Former Chief Investment Officer(4)	2024	$79,333	$—	$325,000		$—		$1,121,944	(10)	$1,526,277
	2023	$340,000	$—	$325,000		$427,219		$117,559		$1,209,778
	2022	$340,000	$—	$275,000		$379,282		$52,008		$1,046,290
Robert R. Labenski Former Chief Accounting Officer(4)	2024	$66,250	$—	$250,000		$—		$779,235	(11)	$1,095,485
	2023	$300,000	$—	$250,000		$269,984		$40,639		$860,623
	2022	$122,727	$—	$350,000		$83,782		$7,063		$563,572

1.Represents long-term incentive awards. The amounts in this column represent the aggregate grant date fair value in accordance with FASB ASC 718. The assumptions used in determining the grant date fair value are set forth in
Note 15 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December
31, 2024. The threshold, target and maximum payout amounts for the Performance-Based DSUs granted to our
NEOs during 2024 are shown in the "Grants of Plan-Based Awards" table below.
2.Represents the annual cash bonus awards under the Annual Incentive Program paid to the NEOs with respect to the applicable year. See “Elements of Executive Compensation – Annual Incentive Program” for further discussion.
The threshold, target and maximum payout amounts for each NEO's Annual Incentive Program payout opportunity for 2024 are shown in the "Grants of Plan-Based Awards" table below.
3.The dollar value in this column for each NEO represents the sum of all compensation reflected in the previous columns.
4.The Company's employment relationship ended with Mr. Sajeski and Mr. Labenski on March 25, 2024, and March
20, 2024, respectively.
5.Represents $20,700 in Company 401(k) match, $227,791 in dividends on unvested restricted common stock and
$212,901 in accrued dividend equivalents paid on Performance-Based DSUs that have been earned and vested for the performance period ending December 31, 2024, based on the achievement of certain performance criteria established on January 1, 2022.
6.Represents $20,700 in Company 401(k) match, $106,426 in dividends on unvested restricted common stock and
$87,822 in accrued dividend equivalents paid on Performance-Based DSUs that have been earned and vested for the performance period ending December 31, 2024, based on the achievement of certain performance criteria established on January 1, 2022.
7.On May 6, 2024, Mr. Flouhouse was granted a one-time initial equity award of time-based restricted shares of common stock (the "One-Time Initial Equity Award") with a grant date fair value of $500,000, which, subject to Mr.
Flouhouse's continuous employment through the applicable vesting date, with certain exceptions, will vest on
December 31, 2028. The One-Time Initial Equity Award was granted under and subject to the terms of the
Restricted Share Plan and an award agreement. In addition, on May 6, 2024, Mr. Flouhouse was granted an award of time-based restricted stock, (the "Flouhouse Time-Based 2024 Award"), and an award of performance-based restricted stock units, (the "Flouhouse Performance-Based 2024 Award"), which are collectively referred to as the
Flouhouse 2024 Awards, and were granted under and subject to the terms of the Restricted Share Plan and an
33  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
award agreement. The combined value of the shares of common stock underlying the Flouhouse 2024 Awards on the grant date was $825,000, prorated to reflect his commencement of employment on May 6, 2024, with 50% of the grant date value of the Flouhouse 2024 Awards consisting of the Flouhouse Performance-Based 2024 Award and 50% consisting of the Flouhouse Time-Based 2024 Award.
8.Mr. Flouhouse's cash bonus opportunity for calendar year 2024 was set at a fixed amount equal to the target cash bonus, prorated to reflect the period from commencement of employment on May 6, 2024 through December 31,
2024.
9.Represents $23,523 in dividends on unvested restricted common stock.
10.Represents $1,088,114 in severance payments paid or payable to Mr. Sajeski in connection with his departure in
March 2024, consisting of (i) $982,500 in cash severance payment equal to the product of his 2024 base salary and target annual bonus, and a severance multiple of 1.5x; (ii) $73,356 of his target annual bonus for 2024 prorated for the portion of the year he was employed; and (iii) $32,258 for COBRA coverage, $20,784 in cash payment relating to dividends on his vested Performance-Based DSUs and $13,046 in dividends on unvested restricted common stock. See "Severance Plan - Jon C. Sajeski Termination" for details of the separation payments made to Mr. Sajeski in connection with his departure.
11.Represents $768,048 in severance payments paid or payable to Mr. Labenski in connection with his departure in
March 2024, consisting of (i) $727,500 in cash severance payment equal to the product of his 2024 base salary and target annual bonus, and a severance multiple of 1.5x; and (ii) $40,548 of his target annual bonus for 2024 prorated for the portion of the year he was employed, $3,108 in cash payment relating to dividends on his vested
Performance-Based DSUs and $8,079 in dividends on unvested restricted common stock. See "Severance Plan -
Robert R. Labenski Termination" for details of the separation payments made to Mr. Labenski in connection with his departure.
34  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Grants of Plan-Based Awards
The table below sets forth information with respect to plan-based awards in 2024 to our NEOs:

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	Grant Date Fair Value of Awards(1) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock (#)
Michael A. Seton	Cash Bonus	January 1, 2024	$556,875	$1,113,750	$1,949,063	—	—	—	—	$—
	Time-Based RCS(2)	January 1, 2024	—	—	—	—	—	—	38,018	$1,137,500
	Performance- Based DSUs(3)	January 1, 2024	—	—	—	19,009	38,018	57,027	—	$1,137,500
Kay C. Neely	Cash Bonus	January 1, 2024	$262,500	$525,000	$918,750	—	—	—	—	$—
	Time-Based RCS(2)	January 1, 2024	—	—	—	—	—	—	18,382	$550,000
	Performance- Based DSUs(3)	January 1, 2024	—	—	—	9,191	18,382	27,574	—	$550,000
Christopher K. Flouhouse	Cash Bonus(4)	May 6, 2024	N/A	$475,000	N/A	—	—	—	—	$—
	Time-Based RCS(5)	May 6, 2024	—	—	—	—	—	—	25,752	$770,492
	Performance- Based DSUs(3)(6)	May 6, 2024	—	—	—	4,520	9,041	13,561	—	$270,492
Jon C. Sajeski	Cash Bonus(7)	January 1, 2024	$157,500	$315,000	$551,250	—	—	—	—	$—
	Time-Based RCS(8)	January 1, 2024	—	—	—	—	—	—	5,431	$162,500
	Performance- Based DSUs(9)	January 1, 2024	—	—	—	2,716	5,431	8,147	—	$162,500
Robert R. Labenski	Cash Bonus(7)	January 1, 2024	$92,500	$185,000	$323,750	—	—	—	—	$—
	Time-Based RCS(8)	January 1, 2024	—	—	—	—	—	—	4,178	$125,000
	Performance- Based DSUs(9)	January 1, 2024	—	—	—	2,089	4,178	6,267	—	$125,000

1.The amounts shown in this column represent the grant date fair value for the long-term incentive awards granted to our NEOs during the covered year calculated in accordance with ASC 718. The assumptions used in determining the grant date fair value are set forth in Note 15 to the Consolidated Financial Statements in our Form 10-K for the
year ended December 31, 2024.
2.Consists of time-based restricted common stock, which, subject to the NEOs continuous employment through the applicable vesting dates, with certain exceptions, will vest ratably over a four-year period ending January 1, 2028.
The awards were granted under and subject to the terms of the Restricted Share Plan and an award agreement.
3.Consists of Performance-Based DSUs. See "Performance-Based DSUs" above for a further description of the vesting terms for these awards.
4.Mr. Flouhouse's cash bonus for calendar year 2024 was set at a fixed amount equal to the target cash bonus
(rather than being based on criteria and goals established and administered by the Board or the Compensation
Committee), prorated to reflect the period of employment from commencement of employment on May 6, 2024 through December 31, 2024.
5.On May 6, 2024, Mr. Flouhouse was granted (i) the One-Time Initial Equity Award of 16,711 time-based restricted shares of common stock, which, subject to Mr. Flouhouse's continuous employment through the applicable vesting date, with certain exceptions, will vest on December 31, 2028; and (ii) the Flouhouse Time-Based 2024 Award of
9,041 time-based restricted shares of common stock, which, subject to the Mr. Flouhouse's continuous
35  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
employment through the applicable vesting dates, with certain exceptions, will vest ratably over a four-year period ending January 1, 2028. The One-Time Initial Equity Award and the Flouhouse Time-Based 2024 Award were each granted under and subject to the terms of the Restricted Share Plan and award agreements. The value of the shares of common stock underlying the Flouhouse Time-Based 2024 Award was $412,500, prorated to reflect his commencement of employment on May 6, 2024, resulting in a grant date fair value of $270,492. The grant date fair value of the shares of common stock underlying the One-Time Initial Equity Award was $500,000.
6.The value of the shares of common stock underlying the Flouhouse Performance-Based 2024 Award was
$412,500, prorated to reflect his commencement of employment on May 6, 2024, resulting in a grant date fair value of $270,492.
7.In connection with the end of Mr. Sajeski's and Mr. Labenski's employment with the Company on March 25, 2024 and March 20, 2024, respectively, Messrs. Sajeski and Labenski received a cash bonus of $73,356 and $40,548, respectively, which was their target annual cash bonus for 2024 prorated for the portion of the year they were employed.
8.In connection with the end of Mr. Sajeski's and Mr. Labenski's employment with the Company on March 25, 2024 and March 20, 2024, respectively, Messrs. Sajeski and Labenski received full and immediate vesting of their Time-
Based RCS.
9.In connection with the end of Mr. Sajeski's and Mr. Labenski's employment with the Company on March 25, 2024 and March 20, 2024, respectively, Messrs. Sajeski and Labenski received pro-rated and immediate vesting of their
Performance-Based DSUs.
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth information with respect to outstanding equity awards held by our NEOs as of
December 31, 2024:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Michael A. Seton	85,682	$2,083,786	34,595	(3)	$841,350
			57,027	(4)	$1,386,897
Kay C. Neely	38,308	$931,651	14,826	(3)	$360,568
			27,573	(4)	$670,575
Christopher K. Flouhouse	25,751	$626,264	13,560	(4)	$329,779
Jon C. Sajeski(5)	—	$—	—		$—
Robert R. Labenski(5)	—	$—	—		$—

1.These represent Time-Based RCS, which, subject to the NEO's continuous employment through the applicable vesting dates, with certain exceptions, vest as follows:

Mr. Seton (#)	Ms. Neely (#)	Mr. Flouhouse (#)	Vesting Dates
6,473	2,518	—	100% on January 8, 2025
15,244	6,288	—	50% per year on January 3, 2025 and 2026
25,947	11,120	—	33 1/3% per year on January 1, 2025, 2026, and 2027
38,018	18,382	9,040	25% per year on January 1, 2025, 2026, 2027 and 2028
—	—	16,711	100% on December 31, 2028
2.The market value of shares of stock or units that have not yet vested as reported in the table above was determined by multiplying the number of shares of stock or units by $24.32, the closing price of our common stock
36  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
on December 31, 2024. The actual value realized by the NEO will depend on the market value of shares of stock or units on the date that the awards vest and the actual number of shares of stock or units that vest.
3.In calculating the number of Performance-Based DSUs and their value, we are required by SEC rules to compare the Company's performance through 2024 for each outstanding Performance-Based DSU against the threshold, target and maximum performance levels for the grants and report the applicable potential payout amount. If our performance is between levels, we are required to report the potential payout at the next highest level. For example, if the previous fiscal year’s performance exceeded target, even if it is by a small amount and even if it is highly unlikely that we will pay the maximum amount, we are required by SEC rules to report the awards using the maximum potential payouts. The Performance-Based DSUs reported in this column represent target payout under our 2023 Annual Incentive Program based on average three-year same store cash NOI growth during 2023 through
2025, and represents the results through the year ended December 31, 2024. Subject to the NEO's continuous employment through the applicable vesting dates, with certain exceptions, the Performance-Based DSUs, if any, will be issued following the performance period end date of December 31, 2025.
4.In calculating the number of Performance-Based DSUs and their value, we are required by SEC rules to compare the Company's performance through 2024 for each outstanding Performance-Based DSU against the threshold, target and maximum performance levels for the grants and report the applicable potential payout amount. If our performance is between performance levels, we are required to report the potential payout at the next highest level. For example, if the previous fiscal year’s performance exceeded target, even if it is by a small amount and even if it is highly unlikely that we will pay the maximum amount, we are required by SEC rules to report the awards using the maximum potential payouts. The Performance-Based DSUs reported in this column represent maximum payout under our 2024 Annual Incentive Program based on average three-year same store cash NOI growth during
2024 through 2026, and represents the results through the year ended December 31, 2024. Subject to the NEO's continuous employment through the applicable vesting dates, with certain exceptions, the Performance-Based
DSUs, if any, will be issued following the performance period end date of December 31, 2026.
5.In connection with their termination from the Company on March 25, 2024 and March 20, 2024, respectively,
Messrs. Sajeski and Labenski received full and immediate vesting of their Time-Based RCS and pro-rated and immediate vesting of their Performance-Based DSUs.
Option Exercises and Stock Vested
Our NEOs do not have any options outstanding and did not exercise any options in 2024. The following table sets forth information about the vesting of the equity awards held by each of our NEOs during the year ended December 31, 2024:

	Stock Awards (1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael A. Seton	126,277	$3,198,425
Kay C. Neely	57,133	$1,441,928
Christopher K. Flouhouse	—	$—
Jon C. Sajeski(3)	36,713	$1,098,439
Robert R. Labenski(3)	20,498	$613,315

1.If an NEO used share withholding to satisfy the tax obligations with respect to the vesting of equity awards, the number of shares acquired and the value realized were less than the amounts shown.
2.Prior to the Listing on June 13, 2024, there was no public market for our stock. The value realized on vesting as reported in the table above is calculated as the net asset value of our common stock on the vesting date or the share price of our common stock on the vesting date, as applicable.
3.In connection with their termination from the Company on March 25, 2024 and March 20, 2024, respectively,
Messrs. Sajeski and Labenski received full and immediate vesting of their Time-Based RCS and pro-rated and immediate vesting of their Performance-Based DSUs.
Potential Payments Upon Termination or Change in Control
The table below reflects the amount of compensation that each of our NEOs (other than Mr. Sajeski and Mr.
Labenski, who were terminated on March 25, 2024 and March 20, 2024, respectively) would be entitled to
37  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
receive under the Employment Arrangements, assuming that such termination was effective as of
December 31, 2024. The following amounts are only estimates of the amounts that would be paid out to each NEO upon termination of his or her employment. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company. In the event of a termination by the Company for Cause, or by the executive without Good Reason (each as defined in the Employment
Agreements and discussed below), including in connection with a change in control, such executive would not be entitled to any of the amounts reflected in the table and would only be entitled to the standard termination benefits provided under his or her Employment Agreement or Severance Plan, as applicable. See
“—Employment Agreements” and “—Severance Plan” for further details.

	Termination Without Cause, Voluntary Termination for Good Reason or Termination Following Non- Renewal by the Company (No Change in Control)	Termination Without Cause, Voluntary Termination for Good Reason or Termination Following Non- Renewal by the Company (Change in Control)	Death	Disability
Michael A. Seton
Cash Severance Payment	$4,991,250	$6,930,000	$1,113,750	$1,526,250
Medical/Welfare Benefits	$22,992	$22,992	$22,992	$22,992
Equity-Award Acceleration(1)	$3,042,982	$4,011,412	$4,011,412	$4,011,412
Total	$8,057,224	$10,964,404	$5,148,154	$5,560,654
Kay C. Neely
Cash Severance Payment	$2,100,000	$2,625,000	$525,000	$787,500
Medical/Welfare Benefits	$22,992	$22,992	$22,992	$22,992
Equity-Award Acceleration(1)	$1,360,690	$1,811,617	$1,811,617	$1,811,617
Total	$3,483,682	$4,459,609	$2,359,609	$2,622,109
Christopher K. Flouhouse
Cash Severance Payment	$1,900,000	$2,375,000	$475,000	$712,500
Medical/Welfare Benefits	$34,081	$34,081	$34,081	$34,081
Equity-Award Acceleration(1)	$702,419	$854,374	$854,374	$854,374
Total	$2,636,500	$3,263,455	$1,363,455	$1,600,955

1.Represents all unvested Time-Based RCS and unvested Performance-Based DSUs and associated accrued dividends outstanding as of December 31, 2024, that are eligible for acceleration under the terms of the
Employment Agreements and Severance Agreements.
Employment Agreements
As discussed in more detail in our Current Reports on Form 8-K filed with the SEC on September 30, 2020, we closed on a transaction that provides for the internalization of the external management functions previously performed for us by our former advisor and its affiliates (the "Internalization Transaction"). On
July 28, 2020, in connection with the execution of the purchase agreement relating to the Internalization
Transaction, Mr. Seton and Ms. Neely entered into Employment Agreements setting forth the terms upon which they would serve as Chief Executive Officer and Chief Financial Officer, respectively. The
Employment Agreements with Mr. Seton and Ms. Neely were subsequently amended on June 17, 2022. As discussed in more detail in our Current Reports on Form 8-K filed with the SEC on March 26, 2024, and then again on November 13, 2024. Mr. Flouhouse entered into an employment agreement dated as of November
7, 2024, as filed with the SEC on November 13, 2024.
38  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Seton Employment Agreement
Pursuant to the terms of Mr. Seton’s Employment Agreement, as amended, Mr. Seton is entitled to, among other things:
•an annual base salary of not less than $800,000;
•an annual cash bonus with a target amount of at least 135% of his annual base salary, based on criteria and goals established by the Board or one of its committees, or the Seton Target Annual Bonus;
•as soon as practicable (but in no event more than 10 days) after the Closing of the Internalization
Transaction, a grant of time-based restricted stock with a grant date fair value of $2,000,000, which, subject to Mr. Seton’s continuous employment through the applicable vesting dates, with certain exceptions, which vested on December 31, 2024. Such award was granted under and subject to the terms of the Restricted Share Plan and an award agreement;
•participate in all employee benefit programs made available to our employees generally from time to time and to receive certain other perquisites; and
•payments and benefits upon termination of employment without “cause” or by Mr. Seton with “good reason”, or non-renewal of the Employment Agreement, and with an execution of a release of claims as follows: (1) a lump sum cash payment equal to a multiple of two (if the termination does not occur within 12 months after a change in control) or three (if the termination occurs within 12 months after a change in control) of the sum of his then-current base salary and the Seton Target Annual Bonus; (2) a pro-rated annual bonus for the year of termination; (3) vesting of all outstanding equity-based awards that are subject solely to time-based vesting conditions and vesting of equity-based awards subject to performance-based vesting conditions in accordance with applicable award agreements; and (4) if Mr.
Seton elects continuation of coverage under our group health plan, continuation of subsidized health care coverage on the same terms as in effect at the time of termination for 18 months or, if earlier, until
Mr. Seton becomes eligible for health care coverage from another employer or eligibility for continuation of coverage under any group health plan ends.
Mr. Seton’s Employment Agreement provides that for the 24-month period following a termination of employment for any reason, Mr. Seton will not solicit our employees or exclusive consultants or independent contractors and will not solicit our customers or, in the case of a termination of employment where severance is provided pursuant to the terms of the Employment Agreement, compete with us. The
Employment Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Mr. Seton on the one hand and the Company on the other hand to disparage the other.
Neely Employment Agreement
Pursuant to the terms of Ms. Neely’s Employment Agreement, as amended, Ms. Neely is entitled to, among other things:
•an annual base salary of not less than $450,000;
•an annual cash bonus with a target amount of at least 100% of her annual base salary, based on criteria and goals established by the Board or one of its committees, or the Neely Target Annual Bonus;
•as soon as practicable (but in no event more than 10 days) after the Closing of the Internalization
Transaction, a grant of time-based restricted stock with a grant date fair value of $1,000,000, which, subject to Ms. Neely’s continuous employment through the applicable vesting dates, with certain exceptions, which vested on December 31, 2024. Such award was granted under and subject to the terms of the Restricted Share Plan and an award agreement;
•participate in all employee benefit programs made available to our employees generally from time to time and to receive certain other perquisites; and
•payments and benefits upon termination of employment without “cause” or by Ms. Neely with “good reason”, or non-renewal of the Employment Agreement, and with an execution of a release of claims as follows: (1) a lump sum cash payment equal to a multiple of one and one half (if the termination does not occur within 12 months after a change in control) or two (if the termination occurs within 12 months after a change in control) of the sum of her then-current base salary and the Neely Target Annual
Bonus; (2) a pro-rated annual bonus for the year of termination; (3) vesting of all outstanding equity-
39  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
based awards that are subject solely to time-based vesting conditions and vesting of equity-based awards that are subject to performance-based vesting conditions in accordance with applicable award agreements; and (4) if Ms. Neely elects continuation of coverage under our group health plan, continuation of subsidized health care coverage on the same terms as in effect at the time of termination for 18 months or, if earlier, until Ms. Neely becomes eligible for health care coverage from another employer or eligibility for continuation of coverage under any group health plan ends.
Ms. Neely’s Employment Agreement provides that for the 12-month period following a termination of employment for any reason, Ms. Neely will not solicit our employees or exclusive consultants or independent contractors and will not solicit our customers or, in the case of a termination of employment where severance is provided pursuant to the terms of the Employment Agreement, compete with us. The
Employment Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of Ms. Neely on the one hand and the Company on the other hand to disparage the other.
Flouhouse Employment Agreement
Pursuant to the terms of Mr. Flouhouse's Employment Agreement, Mr. Flouhouse is entitled to, among other things:
•an annual base salary of $475,000;
•an annual cash bonus with a target amount of at least 100% of his annual base salary, based on criteria and goals established by the Board or one of its committees, or the Flouhouse Target Annual Bonus;
•in the second quarter of calendar year 2024, the Flouhouse Time-Based 2024 Award, and the
Flouhouse Performance-Based 2024 Award, were granted under the Restricted Share Plan and award agreements, which are collectively referred to as the Flouhouse 2024 Awards. The combined value of the shares of our common stock underlying the Flouhouse 2024 Awards on the grant date was
$825,000, pro-rated based upon Mr. Flouhouse's commencement date of employment, with a portion of the grant date value of the Flouhouse 2024 Awards consisting of the Flouhouse Performance-Based
2024 Award and a portion consisting of the Flouhouse Time-Based 2024 Award. The performance objectives and other terms and conditions of the Flouhouse Performance-Based 2024 Award were determined by the Board, and the Flouhouse Time-Based 2024 Award vests ratably over four years following the grant date, subject to Mr. Flouhouse’s continued employment during the applicable vesting dates, with certain exceptions;
•a one-time grant of time-based restricted shares of common stock, under the Restricted Share Plan, with a grant date fair value of $500,000, which, subject to Mr. Flouhouse's continuous employment through the applicable vesting date, will vest on December 31, 2028;
•participate in all employee benefit programs made available to our employees generally from time to time and to receive certain other perquisites; and
•payments and benefits upon termination of employment without “cause” or by Mr. Flouhouse with
“good reason”, or non-renewal of the Employment Agreement, and with an execution of a release of claims as follows: (1) a lump sum cash payment equal to a multiple of one and one half (if the termination does not occur within 12 months after a change in control) or two (if the termination occurs within 12 months after a change in control) of the sum of his then-current base salary and the
Flouhouse Target Annual Bonus; (2) a pro-rated annual bonus for the year of termination; (3) vesting of all outstanding equity-based awards that are subject solely to time-based vesting conditions and vesting of equity-based awards that are subject to performance-based vesting conditions in accordance with applicable award agreements; and (4) if Mr. Flouhouse elects continuation of coverage under our group health plan, continuation of subsidized health care coverage on the same terms as in effect at the time of termination for 18 months or, if earlier, until Mr. Flouhouse becomes eligible for health care coverage from another employer or eligibility for continuation of coverage under any group health plan ends.
Mr. Flouhouse’s Employment Agreement provides that for the 18-month period following a termination of employment for any reason, Mr. Flouhouse will not solicit our employees or exclusive consultants or independent contractors and will not solicit our customers or compete with us. The Employment Agreement also contains covenants relating to the treatment of confidential information and intellectual property
40  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
matters and restrictions on the ability of Mr. Flouhouse on the one hand and the Company on the other hand to disparage the other.
The Employment Agreements with Mr. Seton, Ms. Neely and Mr. Flouhouse are collectively referred to as the “Employment Arrangements”.
Severance Plan
The Company had a severance plan (the "Severance Plan"), which was primarily intended to help retain
NEOs, to provide appropriate protection that facilitated acting in the interest of the Company’s stockholders in the event of a possible or actual change in control of the Company, to align the Company’s severance arrangements with current market practice and to provide economic security to our NEOs in the event of certain terminations of employment. If a participant’s employment with the Company terminated for any reason, the Company was required to provide (or cause to be provided to) the participant his accrued benefits, which were to consist of any of the following: (a) accrued but unpaid base salary and/or accrued but unused vacation and/or paid time off; (b) vested employee benefits to which the participant was entitled as of the termination; and (c) any reimbursement for necessary, customary or usual business expenses and fees incurred by the participant in accordance with the applicable expense reimbursement policy. If a participant were to incur a qualifying termination, the Company was to provide (or cause to be provided to)
the participant any earned but unpaid annual bonus relating to the calendar year prior to the year of such termination (provided that, except as otherwise provided in the Offers of Employment, such participant was required to remain employed through the last day of the calendar year to which the Annual Bonus relates), a lump sum payment calculated in accordance with the Severance Plan and full and immediate vesting of time-based equity-based incentive awards and prorated and immediate vesting of performance based equity incentive awards. The Board terminated the Severance Plan in 2024. The Severance Plan had no
participants at the time of its termination.
Mr. Sajeski and Mr. Labenski's employment with the Company ended on March 25, 2024 and March 20,
2024, respectively. Mr. Sajeski and Mr. Labenski had at-will employment relationships (the "Offers of
Employment") with the Company. Their respective Offers of Employment included the terms and conditions governing their employment, including base salary, annual cash bonus amounts and long-term incentive awards, as well as their participation in the Severance Plan and other benefits applicable to all employees of the Company.
Jon C. Sajeski Termination
In connection with his termination from the Company effective March 25, 2024, Mr. Sajeski received, or will receive, certain benefits in accordance with his Offer of Employment and the Severance Plan, consisting of
(i) $982,500 in cash severance payment equal to the product of his current base salary and target annual bonus, and a severance multiple of 1.5x; (ii) $73,356 of his target annual bonus for the current year, prorated for the portion of the year he was employed; (iii) full and immediate vesting of his Time-Based RCS in the amount of $792,709; (iv) pro-rated and immediate vesting of his Performance-Based DSUs in the amount of $213,202; (v) a $20,784 cash payment relating to dividends on his vested Performance-Based
DSUs; and (vi) $32,258 for COBRA coverage.
Robert R. Labenski Termination
In connection with his termination from the Company effective March 20, 2024, Mr. Labenski received, or will receive, certain benefits in accordance with his Offer of Employment and the Severance Plan, consisting of (i) $727,500 in cash severance payment equal to the product of his current base salary and target annual bonus, and a severance multiple of 1.5x; (ii) $40,548 of his target annual bonus for the current year, prorated for the portion of the year he was employed; (iii) full and immediate vesting of his Time-Based RCS in the amount of $529,584; (iv) pro-rated and immediate vesting of his Performance-Based DSUs in the amount of $55,300; and (v) a $3,108 cash payment relating to dividends on his vested Performance-Based
DSUs.
Pay Versus Performance
The following tables and discussion summarize the relationship between NEO compensation actually paid
(“Compensation Actually Paid”), as calculated in the manner required by Item 402(v) of Regulation S-K, the values reported in our Summary Compensation Table, and our financial performance results for our last five completed fiscal years. The tables and the associated narrative and graphical disclosure should be viewed together for a more complete presentation of such relationship over the time periods presented.
41  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
The calculations and analysis below do not necessarily reflect our approach to aligning executive compensation with performance. For information concerning our compensation philosophy and how we align executive compensation with financial performance, refer to the Compensation Discussion and Analysis on page 22 of this proxy statement.

							Value of initial fixed $100 investment based on:
Year (1)	Summary Compensatio n Table Total for Principal Executive Officer (PEO)	Compensati on Actually Paid to PEO (2)(3)		Average Summary Compensati on Table Total for non-PEO NEOs	Average Compensatio n Actually Paid to non- PEO NEOs (2)(3)		Total Sharehold er Return (9)	Peer Group Total Shareholde r Return (10)	Net Income (Loss)(11) (in thousands)	Core FFO (12) (in thousands)
2024	$5,510,455	$3,526,683	(4)	$1,766,604	$1,345,548	(4)	$110.76	$110.61	$42,657	$126,025
2023	$5,501,420	$5,726,104	(5)	$1,642,651	$1,575,720	(5)	N/A	N/A	$24,042	$128,847
2022	$4,399,528	$4,879,114	(6)	$1,155,974	$1,199,712	(6)	N/A	N/A	$(7,978)	$124,221
2021	$4,894,488	$4,700,748	(7)	$1,308,297	$1,261,201	(7)	N/A	N/A	$402,660	$145,049
2020	$2,517,209	$2,526,458	(8)	$816,932	$819,591	(8)	N/A	N/A	$36,776	$145,119

1.NEOs included in the above compensation columns reflect the following:

Year	PEO	Non-PEOs
2024	Mr. Seton	Ms. Neely, Mr. Flouhouse, Mr. Sajeski and Mr. Labenski
2023	Mr. Seton	Ms. Neely, Mr. Sajeski, Mr. Reed, and Mr. Labenski
2022	Mr. Seton	Ms. Neely, Mr. Sajeski, Mr. Reed, Mr. Labenski, and Mr. Yoakum
2021	Mr. Seton	Ms. Neely, Mr. Sajeski, Mr. Reed, and Mr. Yoakum
2020	Mr. Seton	Ms. Neely, Mr. Sajeski, Mr. Reed, and Mr. Yoakum
2.The dollar amounts reported represent the amount of “Compensation Actually Paid”, as calculated in the manner required by Item 402(v) of Regulation S-K. Fair value or change in fair value, as applicable, of equity awards in the
“Compensation Actually Paid” columns was determined by reference to (a) for Time-Based RCS (excluding
Performance-Based DSUs), the closing price per share of our common stock on December 31, 2024 and the net asset value per share of our common stock prior to our listing, in the case of vesting dates, the actual vesting price, and (b) for Performance-Based DSUs, the same valuation methodology as Time-Based RCS above except year-
end values are multiplied by the probability of achievement, based on the most recent results projected through the term, as of each such date.
3.For the portion of “Compensation Actually Paid” that is based on the closing price of our common stock on
December 31, 2024, $24.32 was used for the year ended 2024. For the portion of “Compensation Actually Paid”
that is based on year-end net asset value per share of our common stock, the following amounts were used:
$29.92, $32.88, $32.80, and $34.76 for the years-ended 2023, 2022, 2021, and 2020, respectively.
4.2024 "Compensation Actually Paid" to Mr. Seton and the average "Compensation Actually Paid" to non-PEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:
42  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

	PEO	Average Non-PEO NEOs
Total Reported in 2024 Summary Compensation Table (SCT)	$5,510,455	$1,766,604
Less, value of Stock Awards reported in SCT	$(2,275,000)	$(678,996)
Plus, year-end value of awards granted in 2024 that are unvested and outstanding	$1,849,195	$435,060
Plus, change in fair value of awards granted in prior years that are outstanding and unvested	$(978,192)	$(104,102)
Plus, fair value as of vesting date for awards granted and vested in 2024	$—	$77,298
Plus, change in fair value (from prior year-end) of awards granted in prior years that vested in 2024	$(579,775)	$(99,573)
Less, prior year fair value of awards granted in prior years that failed to vest this year	$—	$(50,743)
Total adjustments	$(1,983,772)	$(421,056)
Compensation Actually Paid for Fiscal Year 2024	$3,526,683	$1,345,548
5.2023 “Compensation Actually Paid” to Mr. Seton and the average “Compensation Actually Paid” to non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

	PEO	Average Non-PEO NEOs
Total Reported in 2023 Summary Compensation Table (SCT)	$5,501,420	$1,642,651
Less, value of Stock Awards reported in SCT	$(2,275,000)	$(456,250)
Plus, year-end value of awards granted in 2023 that are unvested and outstanding	$2,587,743	$440,773
Plus, change in fair value of awards granted in prior years that are outstanding and unvested	$(377,657)	$(68,035)
Plus, fair value as of vesting date for awards granted and vested in 2023	$—	$41,695
Plus, change in fair value (from prior year-end) of awards granted in prior years that vested in 2023	$289,598	$2,428
Less, prior year fair value of awards granted in prior years that failed to vest this year	$—	$(27,542)
Total adjustments	$224,684	$(66,931)
Compensation Actually Paid for Fiscal Year 2023	$5,726,104	$1,575,720
6.2022 “Compensation Actually Paid” to Mr. Seton and the average “Compensation Actually Paid” to non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:
43  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.

	PEO	Average Non-PEO NEOs
Total Reported in 2022 Summary Compensation Table (SCT)	$4,399,528	$1,155,974
Less, value of Stock Awards reported in SCT	$(2,000,000)	$(385,000)
Plus, year-end value of awards granted in 2022 that are unvested and outstanding	$2,471,286	$409,971
Plus, change in fair value of awards granted in prior years that are outstanding and unvested	$8,300	$4,085
Plus, fair value as of vesting date for awards granted and vested in 2022	$—	$22,411
Plus, change in fair value (from prior year-end) of prior year awards that vested in 2022	$—	$—
Less, prior year fair value of awards granted in prior years that failed to vest this year	$—	$(7,729)
Total adjustments	$479,586	$43,738
Compensation Actually Paid for Fiscal Year 2022	$4,879,114	$1,199,712
7.2021 “Compensation Actually Paid” to Mr. Seton and the average “Compensation Actually Paid” to non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

	PEO	Average Non-PEO NEOs
Total Reported in 2021 Summary Compensation Table (SCT)	$4,894,488	$1,308,297
Less, value of Stock Awards reported in SCT	$(1,800,000)	$(325,000)
Plus, year-end value of awards granted in 2021 that are unvested and outstanding	$1,719,555	$310,476
Plus, change in fair value of awards granted in prior years that are outstanding and unvested	$(113,295)	$(32,572)
Plus, change in fair value (from prior year-end) of prior year awards that vested in 2021	$—	$—
Less, prior year fair value of awards granted in prior years that failed to vest this year	$—	$—
Total adjustments	$(193,740)	$(47,096)
Compensation Actually Paid for Fiscal Year 2021	$4,700,748	$1,261,201
8.2020 “Compensation Actually Paid” to Mr. Seton and the average “Compensation Actually Paid” to non-PEO NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

	PEO	Average Non-PEO NEOs
Total Reported in 2020 Summary Compensation Table (SCT)	$2,517,209	$816,932
Less, value of Stock Awards reported in SCT	$(2,000,000)	$(575,000)
Plus, year-end value of awards granted in 2020 that are unvested and outstanding	$2,009,249	$577,659
Plus, change in fair value of awards granted in prior years that are outstanding and unvested	$—	$—
Plus, change in fair value (from prior year-end) of prior year awards that vested in 2020	$—	$—
Less, prior year fair value of awards granted in prior years that failed to vest this year	$—	$—
Total adjustments	$9,249	$2,659
Compensation Actually Paid for Fiscal Year 2020	$2,526,458	$819,591
44  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
9.For the fiscal year ended December 31, 2024, the return represents the Company’s cumulative TSR with an initial investment of $100 on June 13, 2024, the first day on which our common stock began trading on the NYSE.
10.For the fiscal year ended December 31, 2024, the return represents the cumulative TSR of the MSCI US REIT Index with an initial investment of $100 on June 13, 2024, the first day on which our common stock began trading on the
NYSE.
11.Net income for 2020 includes the operations of our data center properties segment. Net income for 2021 includes the operations of our data center properties segment from January 1, 2021 through July 22, 2021 and the gain on sale that was recognized as a result of the transaction.
12.Non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures, see Appendix A.
Pay Versus Performance Descriptive Disclosure
The following charts compare the "Compensation Actually Paid" to our PEO and the average "Compensation
Actually Paid" to our non-PEO NEOs to (i) our cumulative TSR and the TSR of MSCI US REIT Index for the fiscal year ended December 31, 2024, assuming an initial fixed investment of $100 on June 13, 2024, the first day on which our common stock began trading on the NYSE, (ii) our net income (loss) for the fiscal years presented, and (iii) our Core FFO for the fiscal years presented. All dollar amounts are in thousands, except per share data.
(1)

1. Our common stock began trading on the NYSE on June 13, 2024; therefore, TSR is not reported for fiscal years ended prior to then.
45  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Net income for 2020 includes the operations of our data center properties segment. Net income for 2021 includes the operations of our data center properties segment from January 1, 2021 through July 22, 2021 and the gain on sale that was recognized as a result of the transaction.
Core FFO for 2020 includes the operations of our data center properties segment. Core FFO for 2021 includes the operations of our data center properties segment from January 1, 2021 through July 22, 2021.
The following unranked list of performance measures reflects our most important performance measures used by us to link Compensation Actually Paid for fiscal year 2024 to our performance. Each of these
46  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
financial performance measures is further described and defined in the Compensation Discussion and
Analysis section of this proxy statement.
Most Important Performance Measures for 2024

Core FFO (Company-Selected Measure)
G&A Expense
CEO Pay Ratio
Pursuant to rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection
Act of 2010, or the Dodd-Frank Act, the Company is required to disclose the ratio of the annual total compensation for its CEO to the median annual total compensation for its employees other than the CEO.
The Company identified the median employee by examining its payroll records for 2024 for all individuals other than the CEO that were employed by the Company at December 31, 2024. Compensation for
employees that began employment during the year was annualized based on rate of pay (whether salary or hourly) applied to a full year.
As of December 31, 2024, the Company had 49 employees. These employees are all located within the
United States and are comprised of Company officers, accountants, information technology staff, acquisition staff, investment management, property management and employees with various other roles and responsibilities. At December 31, 2024, the Company identified its median employee as one making
$136,348 per year. For 2024, the Company's CEO, Mr. Seton, had an annual total compensation of
$5,510,455. This amount is comprised of several components, as reflected in the Summary Compensation
Table on page 32. Additional information concerning Mr. Seton’s total compensation is provided in the
"Compensation Discussion and Analysis" section. The ratio of the CEO compensation to median employee pay at December 31, 2024, was 40:1.
Risk Considerations in our Compensation Program
The Compensation Committee has assessed our compensation program for the purpose of reviewing and considering any risks presented by our compensation policies and practices that are likely to have a material adverse effect on us. Following the assessment, the Compensation Committee determined that our compensation policies and practices did not create risks that were reasonably likely to have a material adverse effect on the Company.
Compensation Committee Interlocks and Insider Participation
No executive officer of the Company has served as a director or member of the Compensation Committee
(or other committee serving an equivalent function, or in the absence of any such committee, the Board) of any other entity that has one of its executive officers serving or having served as a member of the Board or
Compensation Committee.
47  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Compensation Committee Report
The Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of
Sila Realty Trust, Inc., a Maryland corporation (the "Company"), has reviewed and discussed with management the Compensation Discussion and Analysis included in the Company's Proxy Statement. Based on its review and discussions, the Compensation Committee recommended to the Board that the
Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
By the Compensation Committee of the Board:

Adrienne Kirby (Chair)
Verett Mims
Roger Pratt
48  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plans and Unregistered
Sales of Equity Securities
On March 6, 2020, the Board approved the Restricted Share Plan, pursuant to which we have the authority and power to grant awards of restricted shares of our common stock to our directors, officers and employees, employees of entities that provide services to us, directors of entities that provide services to us, certain of our consultants and certain consultants to entities that provide services to us. The Board authorized a total of 1,250,000 shares of common stock (as adjusted for the four-for-one reverse stock split effectuated on May 1, 2024) for issuance under the Restricted Share Plan on a fully diluted basis at any time.
The following table provides information regarding the Restricted Share Plan as of December 31, 2024:

Plan Category	Number of Securities to Be Issued upon Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	—	534,247
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	534,247
49  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Security Ownership of Directors, Management and Certain Beneficial
Owners
The following table sets forth information as of the record date, regarding the beneficial ownership of our common stock by each person known by us to own 5.0% or more of the outstanding shares of any class of our common stock, each of our directors, each NEO, and our directors and executive officers as a group.
The percentage of beneficial ownership is calculated based on 55,470,844 shares of common stock outstanding (including restricted common stock), as of the record date. As of the date of this proxy statement, there were no executive officers, directors, or other beneficial owners holding any shares of our common stock.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percentage of All Common Stock
The Vanguard Group(2)	5,133,173	9.3%
Michael A. Seton (3)	231,611	*
Jonathan Kuchin (4)	26,116	*
Adrienne Kirby (5)	12,793	*
Roger Pratt (6)	18,182	*
Jamie Behar (7)	10,535	*
Verett Mims (8)	10,535	*
Kay C. Neely (9)	103,900	*
Christopher K. Flouhouse (10)	42,041	*
Jon C. Sajeski(11)	39,989	*
Robert R. Labenski(12)	20,118	*
All officers and directors as a group (8 persons)(13)	455,713	0.8%

*Represents less than 1% of the outstanding common stock.
1.Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following the record date. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
2.Based solely on information contained in a Schedule 13G filed by The Vanguard Group ("Vanguard") on January 31,
2025. Vanguard reported that, as of December 31, 2024, it had shared voting power over 37,002, sole dispositive power over 5,075,428 and shared dispositive power over 57,745 shares of our common stock. The address for
Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
3.Includes 100,851 Time-Based RCS of common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
4.Includes 4,849 restricted shares of our common stock issued to the beneficial owner in connection with his re-
elections to the Board and restricted shares of our common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
5.Includes 4,849 restricted shares of our common stock issued to the beneficial owner in connection with her re-
election to the Board and restricted shares of our common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
6.Includes 4,849 restricted shares of our common stock issued to the beneficial owner in connection with his re-
elections to the Board and restricted shares of our common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
7.Includes 4,849 restricted shares of our common stock issued to the beneficial owner in connection with her re-
election to the Board and restricted shares of our common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
50  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
8.Includes 4,849 restricted shares of our common stock issued to the beneficial owner in connection with her re-
election to the Board and restricted shares of our common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
9.Includes 47,271 Time-Based RCS of common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
10.Includes 40,685 Time-Based RCS of common stock granted under the Restricted Share Plan that had not vested as of March 20, 2025.
11.Mr. Sajeski's employment with the Company was terminated on March 25, 2024. The information presented is based on the Company's records as of his termination date.
12.Mr. Labenski's employment with the Company was terminated on March 20, 2024. The information presented is based on the Company's records as of his termination date.
13.Excludes Mr. Sajeski and Mr. Labenski as they were not executive officers of the Company at the time of this filing.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2024, or written representations that no additional forms were required, to the best of our knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis, except that a Form 4 for each of Mr. Seton, Ms. Neely and Mr. Sajeski reporting earned performance-
based equity awards and related tax withholding was inadvertently filed late on March 3, 2024.
Audit Committee Report
Independent Registered Public Accounting Firm
KPMG is the independent registered public accounting firm selected by our Audit Committee for the fiscal year ended December 31, 2024. KPMG has served as our independent registered public accounting firm since 2014. The Audit Committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws. KPMG representatives will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, KPMG representatives will be available to respond to appropriate questions posed by any stockholders.
During the year ended December 31, 2023 through the most recent fiscal year ended December 31, 2024, neither the Company nor anyone on its behalf consulted with KPMG regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).
The Audit Committee reviewed the audit and non-audit services performed by KPMG, as well as the fees charged by KPMG for such services. In its review of the non-audit services and fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of
51  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
KPMG. The aggregate fees billed to us for professional accounting services by KPMG for the years ended
December 31, 2024 and December 31, 2023, are respectively set forth in the table below.

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit fees(1)	$1,435,000	$789,145
Audit-related fees	—	—
Tax fees	—	148,838
All other fees	—	—
Total	$1,435,000	$937,983

1.Audit fees for the year ended December 31, 2024 include KPMG's initial audit of the Company's internal control over financial reporting due to (among other things) the Company's status as a large accelerated filer as of June
30, 2024.
For purpose of the preceding table, the professional fees are classified as follows:
•Audit fees - These are fees for professional services performed for the audit of our annual financial statements and internal control over financial reporting, the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.
•Audit-related fees - These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute.
•Tax fees - These are fees for all professional services performed by professional staff, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.
•All other fees - These are fees for other permissible work performed that do not meet the above-
described categories. No fees we incurred in 2024 or 2023 were for services other than audit, audited-related and tax.
Pre-Approval Policies
The Audit Committee’s charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’
independence. Unless a type of service to be provided by the independent auditors has received “general”
pre-approval, it will require “specific” pre-approval by the Audit Committee.
All requests for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.
Requests to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. All amounts require specific pre-approval by the Audit Committee prior to the engagement of
KPMG. All amounts specifically pre-approved by the chair of the Audit Committee in accordance with this policy, are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.
52  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
All services rendered by KPMG for the years ended December 31, 2024 and December 31, 2023 were pre-
approved in accordance with the policies and procedures described above.
Report of the Audit Committee
Pursuant to the Audit Committee charter adopted by the Board of Directors (the "Board") of Sila Realty
Trust, Inc., a Maryland corporation (the "Company"), the primary function of the Audit Committee of the
Board (the "Audit Committee") is to assist the Board in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The Audit Committee is composed of three independent directors.
The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit
Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The Audit
Committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the
2024 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.
The Audit Committee reviewed with KPMG, KPMG's judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed by the Public Company Accounting Oversight
Board (“PCAOB”) and the SEC and other matters required by the Audit Committee charter. In addition, the
Audit Committee has received the written disclosures and the letter from KPMG required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence from the Company and its management. When considering the independence of KPMG, the Audit Committee considered whether its array of services to the Company beyond those rendered in connection with its audit of our consolidated financial statements and internal control over financial reporting and reviews of the Company’s consolidated financial statements, including the Company’s quarterly reports on Form 10-Q, was compatible with maintaining its independence. The Audit Committee also reviewed, among other things, the audit and non-
audit services performed by, and the amount of fees paid for these services to, KPMG.
The Audit Committee discussed with KPMG the overall scope and plans for the audit. The Audit Committee meets periodically with KPMG, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the
Company.
In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the
2024 audited financial statements of the Company that were included in the Annual Report on Form 10-K for the year ended December 31, 2024, be filed with the SEC on March 3, 2025. The Audit Committee also reappointed, and the Board has approved, KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Audit Committee of the Board:
Z. Jamie Behar (Chair)
Jonathan Kuchin
Verett Mims
53  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Transactions with Related Persons, Promoters and Certain Control
Persons
Transactions with Related Persons
The Company did not have any transactions with related parties during 2024.
Review, Approval or Ratification of Transactions with Related Persons
The Board has adopted a written policy governing the approval of related party transactions. “Related Party
Transactions” are transactions in which Sila is a participant, the amount involved exceeds $120,000 and a
“Related Party” had, has or will have a direct or indirect material interest. “Related Parties” are Sila’s directors (including any nominees for election as directors), its executive officers, any stockholder who beneficially owns more than 5% of Sila’s outstanding common stock, and any immediate family member of any of the foregoing persons. Under the Related Party Transactions Policies and Procedures, the
"Disinterested Members" of the Audit Committee (i.e., those members of the Audit Committee who have no, and whose immediate family members have no, direct or indirect material interest in the potential related party transaction at issue) review potential related party transactions for approval or ratification. If, however, the Chief Executive Officer determines that it is impractical or undesirable to wait until the next
Audit Committee meeting, the Chairperson of the Audit Committee shall have the authority to act on behalf of the Audit Committee in approving or ratifying a Related Party Transaction (unless the Chairperson of the
Audit Committee is a Related Party in the Related Party Transaction). In determining whether to approve a
Related Party Transaction, the Audit Committee (or, as applicable, the Chairperson of the Audit Committee)
will consider, among other things, whether there are demonstrable business reasons for entering into the transaction, whether the transaction is in (or not inconsistent with) the best interests of Sila and its stockholders, the potential effect of entering into the transaction on a director’s independence, and whether the transaction would present a conflict of interest for any director, officer or employee of Sila.
Proposal No. 2 — Non-Binding Advisory Vote on Named Executive
Officer Compensation
Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are providing our stockholders with the opportunity to vote on a non-binding advisory resolution approving the compensation paid to our NEOs described in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEO compensation. Approval of this non-binding advisory resolution will be secured by an affirmative vote of a majority of the votes cast with respect to this proposal. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-
binding advisory basis, the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”
We are asking our stockholders to indicate their support for the compensation of our NEOs. This non-
binding advisory vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our NEOs and our policies and practices relating to their compensation as described in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative disclosure.
While this vote is advisory and will be non-binding, the Board and the Compensation Committee value the opinions of our stockholders and intend to take the results of the vote on this proposal into account in future decisions regarding the compensation of our named executive officers.
54  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF
A NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION FOR OUR NAMED
EXECUTIVE OFFICERS AS DESCRIBED HEREIN.
Proposal No. 3 — Ratification of Appointment of Independent
Registered Public Accounting Firm
The Audit Committee selected and appointed the firm of KPMG to act as our independent registered public accounting firm for the year ending December 31, 2025. Ratification of the appointment of KPMG requires the affirmative vote of a majority of the votes cast at a meeting or represented by proxy at a meeting at which a quorum is present. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote. We do not expect any broker non-votes on this proposal.
Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. If our stockholders do not ratify the Audit
Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.
Representatives of KPMG are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.
Please see the section entitled “Audit Committee Report - Independent Auditors” in this proxy statement for the aggregate fees billed to us for professional accounting services by KPMG for the years ended
December 31, 2024 and December 31, 2023.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2025.
Proposal No. 4 — Amendment of the Company's Restricted Share Plan
The Board of Directors adopted, subject to approval of the Company's stockholders, an amendment (the
“Amendment”) of the Company’s 2014 Restricted Share Plan, as amended and restated effective March 6,
2020 (the “Restricted Share Plan”), to increase the number of authorized shares of common stock reserved for issuance under the Restricted Share Plan and to provide for continuation of the Restricted Share Plan until terminated by the Board. The amended Restricted Share Plan is attached to this Proxy Statement as
Appendix B. If the Amendment is approved by stockholders, we intend to file, pursuant to the Securities Act of 1933, as amended, a registration statement on Form S-8 to register the additional shares available for issuance under the Restricted Share Plan as soon as reasonably practicable. The following description of the
Amendment and the Restricted Share Plan is qualified in its entirety by the full text of the Restricted Share
Plan, as amended, attached as Appendix B hereto.
Summary
We currently have the ability to provide stock-based compensation under the Restricted Share Plan to: (i)
certain employees of the Company and its affiliates; (ii) non-employee members of the Board of Directors of the Company (the “Board”); (iii) non-employee members of management of an affiliate; and (iv) consultants or advisors who provide services to the Company or an affiliate. As of December 31, 2024, there were
1,250,000 shares of common stock reserved for issuance under the Restricted Share Plan, with approximately 534,247 shares unissued and 388,767 shares subject to outstanding Awards that are unvested. An additional 197,676 shares are subject to awards made in 2025 prior to the date of this Proxy
Statement. The amendment would add 1,000,000 shares of common stock to the number of shares reserved for issuance under the Restricted Share Plan, increasing the aggregate number of shares reserved under the Restricted Share Plan to 2,250,000 shares, of which 1,389,375 shares would be available for future awards. This increase will enable the Company to effectively use the Restricted Share Plan for attracting, motivating, retaining and rewarding talented individuals to provide services to the Company and
55  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
its related entities. Based on projected share needs to execute the Company's long-term incentive program moving forward, the share increase is anticipated to provide enough shares for the next four to five years.
If our stockholders do not approve the amendment, the shares remaining in the Restricted Share Plan will be nearly depleted. The Company believes that equity-based incentives are essential for recruiting and retaining officers and directors and aligning their financial incentives with stockholder interests, which is consistent with our compensation objectives and philosophy.
The current dilutive effect of the Restricted Share Plan is shown on the table below:

As of March 20, 2025
Total number of outstanding Awards	527,367
Total number of shares of common stock available for grant under Restricted Share Plan	389,375
Total number of common shares outstanding	55,145,873
Required Vote
Under our majority voting standard, Proposal 4 will be approved, and the Amendment will become effective, upon the affirmative vote of a majority of the votes cast at a meeting or represented by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
General Description of the Restricted Share Plan
Types of Awards
Under the Restricted Share Plan, the Compensation Committee may grant the following equity-based awards to eligible participants (collectively, “Awards”). The terms of the Awards are specified in an Award agreement with the participant.
•Restricted Stock Awards. Restricted stock is an award of common stock subject to forfeiture and limitations on transfer. Restricted Stock Awards will become vested and not subject to forfeiture upon satisfaction of service and performance conditions stated in the Award. The Restricted Stock
Award may or may not be subject to payment of a purchase price by the participant.
•Deferred Stock Awards. Deferred Stock Awards provide for the transfer of a number of shares of common stock upon the conditions stated in the Award. This may include continued employment and/or achievement of performance goals over a specified period. The Deferred Stock Award may or may not be subject to payment of a purchase price by the participant.
Eligibility
All employees and non-employee directors of the Company and its affiliates, as well as members of management of its affiliates, are eligible to receive Awards under the Restricted Share Plan. Approximately
53 persons are currently eligible to participate in the Restricted Share Plan, including 5 non-employee directors of the Company and 48 employees of the Company. The Compensation Committee selects individuals to be eligible to receive Awards and participate in the Restricted Share Plan.
Administration
The administration of the Restricted Share Plan has been delegated by the Board to the Compensation
Committee. The Compensation Committee determines the types of Awards that are granted to eligible participants, the number of shares of common stock subject to each Award, the performance and vesting criteria of Awards and all other terms and conditions of Awards. The Compensation Committee has the authority to interpret the Restricted Share Plan and make all determinations under each Award, including the achievement of performance and vesting conditions. In the event of a change in the control of the Company, the Board or the Compensation Committee has discretion to accelerate the vesting and/or exercisability of
Restricted Stock Awards. With respect to Deferred Stock Awards that are not assumed or replaced in the event of a change in the control of the Company, the Board or the Compensation Committee has discretion to accelerate vesting of any portion, cancel any portion that is unvested, and/or exchange such Awards for shares, cash and/or other property.
56  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Award Terms and Restrictions
The number of shares subject to an Award is determined by the Compensation Committee in its complete and absolute discretion, subject to the total number of Shares available for Awards under the Restricted
Share Plan.
Amendment and Termination
The Board may amend or terminate the Restricted Share Plan at any time. However, stockholder approval may be necessary in order for the Restricted Share Plan to comply with rules promulgated by an established stock exchange or a national market system. Under the New York Stock Exchange rules, stockholder approval is required for any “material revision” to the Restricted Share Plan. No awards may be granted ten years after the date the Restricted Share Plan was amended and restated, but awards outstanding at that time will continue to be effective under their terms. If the Proposal is approved, the Restricted Share Plan will continue to be available for new awards until terminated by the Board.
Federal Income Tax Consequences
Tax consequences to the Company and to participants depend on the type of Award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an Award under the Restricted Share Plan.
For Restricted Stock Awards and Deferred Stock Awards, the participant recognizes ordinary income on the fair market value of the common stock at the time the Award becomes “vested” or is no longer subject to a substantial risk of forfeiture. Any subsequent gain or loss on the sale of common stock acquired through these types of Awards is subject to capital gains treatment on the amount realized on the sale over the tax basis. The participant's tax basis in the common stock is the amount of taxable income that is recognized on vesting or transfer of the common stock. For a Restricted Stock Award, however, the participant may make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) to recognize ordinary income based on the value on the date of grant. Upon a disposition of restricted stock following an election under Section 83(b) of the Code, the tax basis would be the value of the common stock on the date of the Award and the taxable income recognized under the election. Reduced capital gains rates apply if the stock is held for at least 12 months. Deferred Stock Awards may constitute or provide for a deferral of compensation subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.
Generally, the Company is able to deduct from its taxable income the amount of ordinary income at the same time that it is recognized by a participant, as described above. However, due to Section 162(m) of the
Code, the Company may not deduct the amount recognized by our named executive officers to the extent that compensation paid to such officer in a calendar year exceeds $1 million.
The Restricted Share Plan is not qualified under Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change.
New Plan Benefits
Future awards under the Restricted Share Plan will be granted at the discretion of the Compensation
Committee and the Board. As a result, it is not possible to determine at this time the number and type of
Awards that will be granted to any person under the Restricted Share Plan. Information on Awards granted to our named executive officers under the Restricted Share Plan during year ended December 31, 2024 are reflected in the executive compensation tables, including the Grants of Plan-Based Awards table, in this
Proxy Statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE
COMPANY'S RESTRICTED SHARE PLAN.
57  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Stockholder Proposals
Stockholder Proposals in the Proxy Statement.
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2026 Annual Meeting of Stockholders, the proposal must be received at our principal executive offices no later than December 5, 2025. If the date of the 2026 Annual Meeting changes by more than thirty (30) days from the date that is the first anniversary of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2026 Annual Meeting.
Stockholder Proposals and Nominations for Directors to be Presented at Meetings.
If a stockholder wishes to present a proposal at the 2026 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2026 proxy materials, our bylaws currently require that the stockholder give advance written notice to our Executive Vice President, Chief Financial Officer, Treasurer
and Secretary, Kay C. Neely, at our offices no earlier than November 5, 2025, and no later than 5:00 p.m.,
Eastern Time, on December 5, 2025; provided, however, that in the event that the date of the 2026 Annual
Meeting of Stockholders is advanced or delayed by more than thirty days from May 21, 2026, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2026
Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2026 Annual Meeting of Stockholders, as originally convened, or the tenth day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals.
Stockholders are advised to review the Company’s bylaws, which contain other requirements, including requirements pursuant to Rule 14a-19(b) under the Exchange Act, with respect to advance notice of stockholder proposals and director nominations.
Annual Report
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, was distributed to stockholders on or about April 4, 2025.
ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM
10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE
FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT
CHARGE UPON WRITTEN REQUEST TO: SILA REALTY TRUST, INC., 1001 WATER ST., SUITE 800, TAMPA,
FLORIDA 33602, ATTENTION: SECRETARY.
58  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Other Matters
As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.
You may also obtain our other SEC filings and certain other information concerning us through the Internet at www.sec.gov and www.silarealtytrust.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

Sincerely,
By Order of the Board

Kay C. Neely
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
PLEASE VOTE - YOUR VOTE IS IMPORTANT

A-1  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Appendix A
Use of Non-GAAP Information
Net operating income, or NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis. The Company believes that net operating income serves as a useful supplement to net income (loss) because it allows investors and management to measure unlevered property-level operating results and to compare operating results to the operating results of other real estate companies between periods on a consistent basis.
The Company defines Cash NOI, a non-GAAP financial measure, as NOI for its properties, excluding the impact of GAAP adjustments to rental revenue and rental expenses, consisting of straight-line rent adjustments, net of write-offs, amortization of above- and below-market lease intangibles (including ground leases), and internal property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company's real estate portfolio.
The Company generates its net operating income from property operations. In order to evaluate the overall portfolio, management analyzes the net operating income of same store properties. The Company defines
"same store properties" as operating properties that were owned and operated for the entirety of both calendar periods being compared, excluding properties under development, re-development, or classified as held for sale. By evaluating same store properties, management is able to monitor the operations of the
Company's existing properties for comparable periods to measure the performance of the current portfolio and readily observe the expected effects of new acquisitions and dispositions on net income (loss).
Same store Cash NOI is calculated to exclude non-same store cash NOI.
The Company believes that NOI and Cash NOI both serve as useful supplements to net income (loss)
because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis.
The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income (loss), determined in accordance with GAAP.
The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income (loss) as presented in the consolidated financial statements included on the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2025.
A-2  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
The following are reconciliations from NOI, Cash NOI and same store Cash NOI to net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, for the years ended
December 31, 2024 and 2023 (amounts in thousands):

	Year Ended December 31,
	2024	2023
Rental revenue	$186,856	$189,065
Rental expenses	(23,138)	(20,196)
Net operating income	163,718	168,869
Adjustments:
Straight-line rent adjustments, net of write-offs	(5,555)	(2,197)
Amortization of above (below) market lease intangibles, including ground leases	1,778	1,386
Internal property management fee	5,139	5,250
Deferred rent	3,510	1,644
Cash NOI	168,590	174,952
Non-same store cash NOI	(21,133)	(28,888)
Same store cash NOI	147,457	146,064
Listing-related expenses	(3,012)	—
General and administrative expenses	(25,336)	(23,896)
Depreciation and amortization	(74,754)	(74,293)
Impairment and disposition losses	(1,210)	(24,252)
Gain on dispositions of real estate	341	22
Interest and other income	4,130	702
Interest expense	(21,220)	(23,110)
Straight-line rent adjustments, net of write-offs	5,555	2,197
Amortization of above (below) market lease intangibles, including ground leases	(1,778)	(1,386)
Internal property management fee	(5,139)	(5,250)
Deferred rent	(3,510)	(1,644)
Non-same store cash NOI	21,133	28,888
Net income attributable to common stockholders	$42,657	$24,042
Funds From Operations, or FFO, and Core Funds From Operations, or Core FFO, are non-GAAP financial measures. We define FFO, consistent with NAREIT’s definition, as net income (loss) (calculated in accordance with GAAP), excluding gains from sales of real estate assets, impairment of real estate assets and disposition losses from sales of real estate assets, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. We do not have any investments in unconsolidated partnerships or joint ventures.
We, along with many of our peers in the real estate industry, consider FFO to be an appropriate supplemental measure of a REIT’s operating performance, because it is based on a net income (loss)
analysis of real estate portfolio performance that excludes non-cash items such as real estate depreciation and amortization and real estate impairments. We believe FFO provides a useful understanding of our performance to the investors and to our management, and when compared to year over year, FFO reflects the impact on our operations from trends in occupancy.
We calculate Core FFO by adjusting FFO to remove the effect of certain GAAP non-cash income and expense items, unusual and infrequent items that are not expected to impact its operating performance on an ongoing basis, items that affect comparability to prior periods and/or items that are not related to its core
A-3  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
real estate operations and consider it to be a useful supplemental measure because it provides investors with additional information to understand our sustainable performance. These include listing-related expenses, severance, write-off of straight-line rent receivables related to prior periods, accelerated stock-
based compensation, amortization of above- and below-market lease intangibles (including ground leases)
and loss on extinguishment of debt.
Presentation of this information is intended to assist management and investors in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and Core FFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and Core FFO are not necessarily indicative of cash flows available to fund cash needs and should not be considered as an alternative to net income (loss) as an indication of our performance, as an indication of our liquidity, or indicative of funds available for our cash needs, including our ability to make distributions to our stockholders. FFO and Core FFO may be useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods. All of our non-GAAP financial measures should be reviewed in conjunction with other measurements as an indication of our performance. The method used to evaluate the value and performance of real estate under GAAP should be considered as a more relevant measure of operating performance and considered more prominent than the non-GAAP financial measures presented here.
The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO and Core FFO for the years ended December 31, 2024 and 2023 (amounts in thousands, except share data and per share amounts):

	Year Ended December 31,
	2024	2023
Net income attributable to common stockholders	$42,657	$24,042
Adjustments:
Depreciation and amortization of real estate assets	74,660	74,202
Gain on dispositions of real estate	(341)	(22)
Impairment and disposition losses	1,210	24,252
FFO	$118,186	$122,474
Adjustments:
Listing-related expenses	3,012	—
Severance	1,885	1,401
Write off of straight-line rent receivables related to prior periods	—	3,268
Accelerated stock-based compensation	936	318
Amortization of above (below) market lease intangibles, including ground leases	1,778	1,386
Loss on extinguishment of debt	228	—
Core FFO	$126,025	$128,847
A-4  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
EBITDAre is a non-GAAP financial measure. We calculate EBITDAre as net income or loss, calculated in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization (EBITDA) adjusted for impairments of real estate assets, losses from the disposition of properties, and gains from the disposition of properties. EBITDAre is a definition promulgated by the
National Association of Real Estate Investment Trusts (NAREIT). The following is a reconciliation of EBITDA,
EBITDAre and net income for the years ended December 31, 2024 and 2023 (amounts in thousands):

	Year Ended December 31,
	2024	2023
Net income attributable to common stockholders	$42,657	$24,042
Adjustments:
Interest expense(1)	21,220	23,110
Depreciation and amortization	74,754	74,293
EBITDA	$138,631	$121,445

Gain on dispositions of real estate	(341)	(22)
Impairment and disposition losses	1,210	24,252
EBITDAre	$139,500	$145,675

1.Includes loss on extinguishment of debt of $0.2 million for the year ended December 31 2024, in connection with the pay-off of our prior term loan agreement.
Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics. The following is a reconciliation of total credit facility debt, net, which is the most directly comparable GAAP financial measure to net debt for the periods ended December 31, 2024 and 2023
(amounts in thousands):

	As of December 31,
	2024	2023
Total credit facility debt, net	$521,921	$523,153
Deferred financing costs, net	3,079	1,847
Principal debt outstanding	525,000	525,000
Less: cash and cash equivalents	39,844	202,019
Net debt	$485,156	$322,981
B-1  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
SILA REALTY TRUST, INC.
AMENDED AND RESTATED 2014 RESTRICTED SHARE PLAN
as of April 2, 2025
1    PURPOSE
The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive shares of the Company’s common stock, par value $0.01 per share (“Shares”) or to receive compensation that is based upon the value of Shares in order to attract and retain Eligible
Recipients and providing Eligible Recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. The Plan provides for the grant of Restricted Stock Awards and Deferred Stock Awards to aid the Company in
obtaining these goals.
2    DEFINITIONS
Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this
Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.
2.1    Board means the Board of Directors of the Company.
2.2    Affiliate means, with respect to a Person:
(a)    any other Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such Person,
(b)    any other Person, 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such Person,
(c)    any other Person, directly or indirectly controlling, controlled by or under common control with such Person,
(d)    any executive officer, director, trustee or general partner of such Person, and
(e)    any legal entity for which such Person acts as an executive officer, director, trustee or general partner.
2.3    Business means the business of investing in income-producing commercial real estate in the healthcare and data center sectors.
2.4    Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized Persons of confidential information or trade secrets of the Company or an
Affiliate, (b) the breach of any contract with the Company or an Affiliate, (c) the violation of any fiduciary obligation to the Company or an Affiliate, (d) the unlawful trading in the securities of the Company or an
Affiliate, or of another corporation based on information gained as a result of the performance of services for the Company or an Affiliate, (e) a felony conviction or the failure to contest prosecution of a felony, or (f)
willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.
2.5    Change of Control means either of the following:
(a)    any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of all or substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration, other than a sale, transfer, lease, exchange or disposition by the Company of all or substantially all of its assets to an entity in which the stockholders of the Company immediately prior to such transaction have, directly or indirectly, a controlling (i.e., fifty percent (50%) or more) voting interest immediately after the transaction;
(b)    any transaction pursuant to which Persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction an interest in the Company so that, after such transaction, the stockholders of the Company immediately prior to such transaction no longer have, directly or indirectly a controlling (i.e., fifty percent (50%) or more)
voting interest in the Company (or the surviving entity or, if the Company or the entity surviving such transaction is then a subsidiary, the ultimate parent thereof), excluding such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person or more than one
Person acting as a group (as that term is used in Section 13(d) or 14(d) of the Exchange Act) becomes the owner, directly or indirectly, of a controlling (i.e., fifty percent (50%) or more) voting interest in the Company
(or the surviving entity or, if the Company or the entity surviving such transaction is then a subsidiary, the ultimate parent thereof); or
(c)    any Person or more than one Person acting as a group (as that term is used in Section 13(d) or
14(d) of the Exchange Act) becomes the owner, directly or indirectly, of a controlling (i.e., fifty percent
B-2  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
(50%) or more) voting interest in the Company (other than pursuant to a transaction described in subsection
2.5(b)), except that “Person” for this purposes shall not include (i) the Company, (ii) any employee benefit plan of the Company or any Affiliate of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) any Person owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
However, notwithstanding the foregoing, in no event shall an Initial Public Offering of the Company’s
Common Stock constitute a Change of Control.
2.6    Code means the Internal Revenue Code of 1986, as amended.
2.7    Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.
2.8    Company means Sila Realty Trust, Inc., a Maryland corporation, and any successor to such organization.
2.9    Common Stock means the common stock of the Company.
2.10    Confidential Information means (a) information of the Company, to the extent not considered a Trade Secret under applicable law, that (i) relates to the business of the Company, (ii) possesses an element of value to the Company, (iii) is not generally known to the Company’s competitors, and (iv) would damage the Company if disclosed, and (b) information of any third party provided to the Company which the
Company is obligated to treat as confidential, including, but not limited to, information provided to the
Company by its licensors, suppliers, Customers, or Prospective Customers. Confidential Information
includes, but is not limited to, (i) future business plans, (ii) the composition, description, schematic or design of products, future products or equipment of the Company or any third party, (iii) communication systems, audio systems, system designs and related documentation, (iv) advertising or marketing plans, (v)
information regarding independent contractors, employees, clients, licensors, suppliers, Customers,
Prospective Customers, or any third party, including, but not limited to, Customer lists and Prospective
Customer lists compiled by the Company, and Customer and Prospective Customer information compiled by the Company, and (vi) information concerning the Company’s or a third party’s financial structure and methods and procedures of operation. Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating the legal rights of any party, or (iii)
otherwise enters the public domain through lawful means.
2.11    Contact means, with respect to a Participant, any interaction between such Participant and a
Customer or Prospective Customer which takes place in an effort to establish, maintain, and/or further a business relationship on behalf of the Company.
2.12    Continuous Service means the absence of any interruption or termination of service as an
Employee or Key Person. Continuous Service shall not be considered interrupted in the case of (i) sick leave;
(ii) military leave; (iii) any other leave of absence as approved by the Board or the chief executive officer of the Company provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the
Company or between Company or an Affiliate, or any successors to such organization. However, notwithstanding anything in the foregoing to the contrary, the Board shall have complete and absolute discretion to determine whether an Employee or Key Person is in the Continuous Service of the Company or
an Affiliate at any time.
2.13    Customer means any Person or entity to whom the Company has sold its products or services.
2.14    Deferred Stock Award means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.
2.15    Director means a member of the Board.
2.16    Eligible Recipient means an Employee and/or a Key Person.
2.17    Employee means a common law employee of the Company or an Affiliate.
2.18    ERISA means the Employee Retirement Income Security Act of 1974, as amended.
2.19    Exchange Act means the Securities Exchange Act of 1934, as amended.
2.20    Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per Share cannot be ascertained or is unavailable for such date, the Fair Market Value per Share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):
B-3  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
(a)    If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc.
Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share
(or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination or, if the stock exchange or national market on which the Shares trade is not open on the date of determination, the last business day prior to the date of determination, as reported in
The Wall Street Journal or such other source as the Board deems reliable; or
(b)    If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc.
on the date of such determination; or
(c)    In the absence of an established public trading market for the Share, the Fair Market Value of a
Share will be equal to the most recently determined net asset value per Share.
2.21    Forfeiture Activities means, with respect to a Participant, any of the following:
(a)    Trade Secrets & Confidential Information. Such Participant (i) uses, discloses, or reverse engineers the Trade Secrets or the Confidential Information for any purpose other than the Company’s
Business, except as authorized in writing by the Company; (ii) during the Participant’s employment with the
Company, uses, discloses, or reverse engineers (a) any confidential information or trade secrets of any former employer or third party, or (b) any works of authorship developed in whole or in part by the
Participant during any former employment or for any other party, unless authorized in writing by the former employer or third party; or (iii) after the Participant’s cessation of services for the Company, (a) retains
Trade Secrets or Confidential Information, including any copies existing in any form (including electronic form), which are in Participant’s possession or control, or (b) destroys, deletes, or alters the Trade Secrets or Confidential Information without the Company’s prior written consent. The Forfeiture Activities under this subsection (a) shall: (i) with regard to the Trade Secrets, remain in effect and be applicable as long as the information constitutes a Trade Secret under applicable law, and (ii) with regard to the Confidential
Information, remain in effect and be applicable during the Forfeiture Period.
(b)    Solicitation of Customers. During the Forfeiture Period of such Participant, the Participant directly or indirectly solicits any Customer of the Company for the purpose of selling or providing any products or services competitive with the Business, provided that such Participant had Contact with such
Customer during the period in which the Participant was employed by or performed services for the
Company. Nothing in this subsection (b) shall be construed to include any Customer of the Company (i) to which such Participant never sold or provided any products or services while employed by or providing services to the Company, (ii) that explicitly severed its business relationship with the Company unless such
Participant, directly or indirectly, caused or encouraged the Customer to sever the relationship, or (iii) to which Participant is selling or providing products or services the Company no longer offers.
(c)    Solicitation of Prospective Customers. During the Forfeiture Period of such Participant, the
Participant, directly or indirectly, solicits any Prospective Customer of the Company for the purpose of selling or providing any products or services competitive with the Business, provided that such Participant had Contact with such Prospective Customer during the last year of the period in which Participant was employed by or performed services for the Company (or during such period if employed or providing services for less than a year). Nothing in this subsection (c) shall be construed to include Prospective
Customers of the Company to which Participant is selling or providing any products or services which the
Company no longer offers.
(d)    Solicitation of Forfeiture Period Employees. During the Forfeiture Period of such Participant, the
Participant, directly or indirectly, solicits, recruits or induces any Forfeiture Period Employee to (a) terminate his employment or service relationship with the Company or (b) work for any other Person or entity engaged in the Business. This subsection (d) shall only apply to Forfeiture Period Employees (i) with whom such
Participant had Material Interaction, or (ii) such Participant, directly or indirectly, supervised.
(e)    Non-Disparagement. During the Forfeiture Period of such Participant, the Participant makes any disparaging or defamatory statements, whether written or oral, regarding the Company. This shall not preclude the Participant from responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.
2.22    Forfeiture Period means, with respect to a Participant, the time period during which such
Participant is employed with, or is performing services for, the Company, and for a period of two (2) years thereafter.
B-4  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
2.23    Forfeiture Period Employee means any Person who (a) is employed by or providing services to the Company at the time Participant ceases to perform services for the Company, or (b) was employed by or providing services to the Company during the last year in which Participant performed services for the
Company (or during the period in which the Participant performed services for the Company if the
Participant performed services for the Company for less than a year).
2.24    Good Reason shall exist if (i) the Company, without the consent of a Participant who is performing services for the Company, materially (a) diminishes such Participant’s base compensation, (b)
diminishes such Participant’s authority, duties or responsibilities, (c) changes the geographic location at which such Participant must perform the services, or (d) breaches, whether by action or inaction, the agreement under which such Participant provides services; (ii) such Participant provides written notice to the Company of the existence of such condition described in subsection (i) of this paragraph within thirty
(30) days of the initial existence of such condition and provides the Company with thirty (30) days to remedy such condition (the “Cure Period”); (iii) the Company fails to remedy such condition within the Cure
Period; and (iv) Participant elects to resign within thirty (30) days of the expiration of the Cure Period.
2.25    Independent Director means a Director who is not, and within the last two (2) years has not been, directly or indirectly associated with the “Sponsor” (as that term is defined in the Company’s Charter, as amended) or the “Advisor” (as that term is defined in the Company’s Charter, as amended) by virtue of
(a) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (b) employment by the
Sponsor, the Advisor or any of their Affiliates, (c) services as an officer or director of the Sponsor, the
Advisor or any of their Affiliates, (d) performance of services, other than as a Director, for the Company, (e)
services as a director or trustee of more than three REITs organized by the Sponsor or advised by the
Advisor or (f) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. For this purpose, a business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income, derived from all sources, during either of the last two (2) years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother-in-law, father-in-law, son-in-law, or daughter-in-law, or brother-in-law or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.
2.26    Initial Public Offering means the Company’s initial public offering of any class or series of the
Company’s equity securities pursuant to an effective registration statement filed by the Company under the
1933 Act, and includes any subsequent follow-on public offerings of the Company’s equity securities pursuant to an effective registration statement filed by the Company under the 1933 Act.
2.27    Insider means an individual who is, on the relevant date, an officer, director or ten percent
(10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section
12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.28    Key Person means (a) a member of the Board or a member of management of an Affiliate who is not an Employee, or (b) a consultant or advisor of the Company or an Affiliate; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company or an Affiliate, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company or an Affiliate, within the meaning of the general instructions to SEC
Form S-8.
2.29    Material Interaction means, with respect to a Participant, any interaction between such
Participant and a Forfeiture Period Employee which relates or related, directly or indirectly, to the performance of such Participant’s duties or the Forfeiture Period Employee’s duties for the Company.
2.30    Outside Director means a Director who is not an Employee and who qualifies as a “non-
employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time.
2.31    Participant means an individual who receives a Stock Incentive hereunder.
2.32    Person means any individual, partnership, corporation, association, trust, limited liability company or other legal entity.
2.33    Plan means the Sila Realty Trust, Inc. 2014 Restricted Share Plan, as may be amended from time to time.
2.34    Prospective Customer means any Person to which the Company has solicited to sell its products or services.
2.35    Restatement Effective Date means the “Restatement Effective Date” as set forth in Section 4 of this Plan.
B-5  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
2.36    Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such
Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock
Incentive Agreement pertaining to the award and may be subject to forfeiture by the Participant until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such Shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.
2.37    Separation from Service means a “separation from service” within the meaning of Treas. Reg.
§1.409A-1(h) (without giving effect to any elective provisions that may be available under such provisions).
2.38    Specified Employee means a “specified employee” as defined in Treas. Reg. §1.409A-1(i)
using the identification methodology selected by the Company from time to time.
2.39    Share has the meaning set forth in Section 1 of this Plan.
2.40    Stock Incentive means a Restricted Stock Award or a Deferred Stock Award.
2.41    Stock Incentive Agreement means an agreement between the Company, and a Participant evidencing an award of a Stock Incentive.
2.42    Trade Secrets means information of the Company, and its licensors, suppliers, clients and customers, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, a list of actual Customers, clients, licensors, or suppliers, or a list of
Prospective Customers, clients, licensors, or suppliers which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.
3    SHARES SUBJECT TO STOCK INCENTIVES
3.1    Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of
Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 2,250,000 Shares, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the
Company, and Shares withheld by or tendered to the Company for payment of taxes.
3.2    Determination of Maximum Aggregate Shares Issuable. Any Shares subject to a Stock
Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Shares withheld by or tendered to the
Company for payment of taxes relating to a Stock Incentive shall again become available for use under the
Plan.
4    EFFECTIVE DATE AND RESTATEMENT EFFECTIVE DATE
An amendment and restatement of the Plan was approved by the Board on April 2, 2025 (the
“Restatement Effective Date”).
5    ADMINISTRATION
5.1    General Administration. This Plan shall be administered by the Board. The Board, acting in its complete and absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other Person directly or indirectly affected by such actions.
5.2    Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible
Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such
Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.
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5.3    Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other individuals to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other individuals to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The
Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the
Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.
5.4    Decisions Binding. All determinations and decisions made by the Board (or its delegate)
pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, its stockholders, Directors, Eligible
Recipients, Participants, and their estates and beneficiaries.
5.5    Indemnification for Decisions. No member of the Board or the Committee (or a subcommittee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.
Service on the Committee (or a subcommittee thereof) shall constitute service as a Director of the Company so that the members of the Committee (or a subcommittee thereof) shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, Committee (or a subcommittee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the
Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within sixty (60)
days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The
Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a Director (other than an independent Director of the Company), the loss or liability was the result of negligence or misconduct by the Director, or (b) in the case that the
Director is an independent Director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the Director or would not be allowed under applicable law. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the stockholders of the Company.
5.6    Majority Rule. A majority of the members of the Board (or its delegate) shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Board (or its delegate), shall constitute action of the Board.
6    ELIGIBILITY
Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this
Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient.
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7    TERMS OF STOCK INCENTIVES
7.1    Terms & Conditions of All Stock Incentives.
(a)    Grants of Stock Incentives. The Board, in its complete and absolute discretion, shall grant
Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.
(b)    Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its complete and absolute discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.
(c)    Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive
Agreement executed by the Company or an Affiliate, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its complete and absolute discretion may, subject to the provisions of the Plan, from time to time determine.
(d)    Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1)
has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled.
7.2    Terms & Conditions of Restricted Stock Awards.
(a)    Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board.
Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals relating to any criteria that the Board may determine appropriate. Shares awarded pursuant to a Restricted Stock
Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Board may require a cash payment from the
Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the Participant holding a Restricted Stock
Award receives a hardship distribution from a Code §401(k) plan of the Company or an Affiliate, the
Participant may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.
(b)    Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant as part of a Restricted
Stock Award.
(c)    Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the
Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan. The
Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock
Awards in accordance with Section 12 of this Plan.
(d)    Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.
(e)    Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except (A) upon the death of the holder Participant, a Restricted Stock Award may be transferred by will or by the laws of descent and distribution, (B) a Restricted Stock Award may, unless the applicable Stock Incentive Agreement provides otherwise, be transferred at any time as a bona fide gift
B-8  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
or through a domestic relations order to any “family member” (as determined by the Board) of the
Participant; provided, however, that the transferee must be bound by all terms and provisions of the underlying Restricted Stock Award, and (C) a Restricted Stock Award may be transferred at any time following the lapse of all restrictions on transferability of the Restricted Stock Award. Notwithstanding the
foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(f)    Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement expressly provides otherwise, holders of Restricted Stock Awards shall, with respect to the Shares subject to such
Stock Incentive Agreement, be entitled (1) to vote such Shares, and (2) to receive any dividends declared upon such Shares, during any period of restriction imposed by the Stock Incentive Agreement, but shall not be entitled (1) to vote such Shares, or (2) to receive any dividends declared upon such Shares, on or after the date on which Shares are forfeited pursuant to such Stock Incentive Agreement.
7.3    Terms & Conditions of Deferred Stock Awards.
(a)    Grants of Deferred Stock Awards. A Deferred Stock Award shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive
Agreement evidencing such award. Deferred Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Deferred Stock Awards or may grant Deferred Stock Awards without the requirement of a cash payment; provided, however, if a Participant holding a Deferred Stock Award receives a hardship distribution from a Code §401(k) plan of the Company or an Affiliate, no payment for the Deferred Stock
Award may be made by the Participant during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code
§401(k) plan. A Participant’s right to Shares based upon a Deferred Stock Award shall be an unfunded, unsecured obligation of the Company until such time as Shares are actually issued to the Participant pursuant to the terms and provisions of the Stock Incentive Agreement evidencing such Deferred Stock
Award, and such Participant shall have no right to any specific assets of the Company prior thereto.
(b)    Vesting of Deferred Stock Awards. The Board may establish a vesting schedule applicable to a
Deferred Stock Award and may specify the times, vesting and performance goal requirements that may be applicable to a Deferred Stock Award. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Deferred Stock Awards subject to such Stock Incentive Agreement shall remain subject to forfeiture.
(c)    Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Deferred Stock Awards awarded to a Participant.
(d)    Necessity of Stock Incentive Agreement. Each grant of Deferred Stock Award(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete and absolute discretion to modify the terms and provisions of
Deferred Stock Award(s) in accordance with Section 12 of this Plan.
(e)    Transferability of Deferred Stock Awards. Except as otherwise provided in a Participant’s
Deferred Stock Award, no Deferred Stock Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Stock
Incentive Agreement may provide for more limited transferability than is described above.
(f)    Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Deferred Stock Awards shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Deferred Stock Awards.
(g)    Code §409A Requirements. A Deferred Stock Award must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.”
Grants of Deferred Stock Awards under this Plan should be made with consideration of the impact of Code
§409A with respect to such grant upon both the Company and the recipient of the Deferred Stock Award.
(h)    No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Deferred Stock Award must contain terms and provisions designed to ensure that the Deferred Stock Award will not be considered an “employee benefit plan” as defined in ERISA
§3(3).
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(i)    Restrictions on Shares Awarded. Shares awarded pursuant to Deferred Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Deferred Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.
8    SECURITIES REGULATION
Each Stock Incentive Agreement may provide that, upon the receipt of Shares pursuant to a Stock
Incentive, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the
Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred pursuant to a Stock Incentive granted under this Plan may at the complete and absolute discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall not be required to issue any Shares under any Stock
Incentive if the issuance of such Shares would constitute a violation by the Participant, the Company or any other Person of any provisions of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant hereto or pursuant to a grant of a Stock
Incentive to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that Shares may not be issued pursuant to a Stock Incentive unless and until the Shares covered by such grant are registered or are exempt from registration, the issuance of
Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
9    DURATION OF PLAN
The Plan shall continue until it is terminated by the Board. Upon termination, no additional Stock
Incentives shall be granted but the Plan shall continue in effect with respect to any then-outstanding Stock
Incentives until (1) all Restricted Stock Awards have vested or been forfeited, and (2) all Deferred Stock
Awards have vested and been paid or been forfeited.
10    ADJUSTMENT
Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under
Section 3 of this Plan, and the number of Shares subject to Stock Incentives granted under this Plan may be adjusted by the Board in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected Persons and, further, shall not constitute an increase in the number of Shares reserved under
Section 3.
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11    CHANGE OF CONTROL OF COMPANY
11.1    General Rule for Deferred Stock Awards. Except as otherwise provided in a Stock Incentive
Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Deferred Stock Awards granted under this Plan, with respect to any Deferred Stock Award granted under this Plan that is not so assumed or substituted (a “Non-
Assumed DSA”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed DSAs (including the possibility of different treatment with respect to different
Participants) take any or all of the following actions to be effective as of the date of the Change of Control
(or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the
Change of Control) (such date referred to as the “Action Effective Date”) and only if such action does not cause the affected Non-Assumed DSA to fail to comply with Code §409A or to fail to be exempt from Code
§409A, notwithstanding any provision of Section 12 of this Plan:
(a)    Accelerate (in whole or in part) the vesting of such Non-Assumed DSA on or before a specified
Action Effective Date; and/or
(b)    Unilaterally cancel all or any portion of any such Non-Assumed DSA which has not vested as of a specified Action Effective Date; and/or
(c)    Unilaterally cancel all or any portion of such Non-Assumed DSA as of a specified Action
Effective Date in exchange for:
(1)    whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share)
that are equal to the number of Shares subject to such Non-Assumed DSA determined as of such Action
Effective Date (taking into account vesting); and/or
(2)    cash or other property equal in value to the Fair Market Value of the Shares (or fractional
Shares) subject to such Non-Assumed DSA determined as of such Action Effective Date (taking into account vesting); and/or
(d)    Unilaterally cancel all or any portion of such Non-Assumed DSA as of a specified Action
Effective Date and notify the holder of such Non-Assumed DSA of such action, but only if the Fair Market
Value of the Shares that were subject to such Non-Assumed DSA determined as of the Action Effective Date
(taking into account vesting) is zero.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed DSA is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a DSA.
11.2    General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock
Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control. Also, if a Change of Control occurs, the Committee, in its complete and absolute discretion, may, with respect to Restricted Stock Awards, accelerate the vesting and/or exercisability of any such Restricted Stock Awards as of the date of the Change of Control
(or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of Change of Control, but only if such action remains contingent upon the effectuation of the
Change of Control).
12    AMENDMENT OR TERMINATION
This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, stockholder approval of an amendment to the Plan may be necessary in order for the Plan to comply with rules promulgated by an established stock exchange or a national market system, and, in all cases, the Board shall determine whether approval by the stockholders shall be requested and/or required in its complete and absolute discretion after due consideration of such matters. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock
Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock
B-11  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the
Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.
13    PERFORMANCE CRITERIA
13.1    Performance Goals. The receipt, vesting and/or payment of a Stock Incentive may be based on achievement of any performance goals or objectives that the Board or the Committee may select in its complete and absolute discretion.
13.2    Discretion in Formulation of Performance Goals. Unless an applicable Stock Incentive
Agreement expressly provides otherwise, the Board shall have the complete and absolute discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.
13.3    Payment upon Achievement of Performance Goals. The Committee may provide, either in connection with the grant of the Stock Incentive or by an amendment thereafter, that achievement of such performance goals will be waived upon the death or disability of the Participant receiving such Stock
Incentive, upon a Change of Control of the Company or upon such other event as the Committee may determine.
13.4    Performance Periods. The Board shall have the complete and absolute discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive.
14    MISCELLANEOUS
14.1    Stockholder Rights. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan until the Shares subject to such
Stock Incentive have been recorded on the Company’s official stockholder records as having been issued and transferred to such Participant. Upon the grant of a Stock Incentive and, if applicable, grant of Shares thereunder, the Company will have a reasonable period in which to issue and transfer the Shares to the
Participant, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance and transfer.
14.2    No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or a contract to perform services and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the
Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.
14.3    Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock
Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a
Participant upon satisfaction of conditions under a Deferred Stock Award, or grant of (if a Code §83(b)
election is properly made) or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition to the fulfillment of the Deferred
Stock Award, or as a condition to the grant (if a Code §83(b) election is properly made) or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such satisfaction of conditions, or grant (if a Code §83(b) election is properly made) or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company that have a Fair Market Value in excess of the maximum individual statutory tax rate for an employee in the applicable jurisdiction or such lesser amount as may be designated by the Board or the Committee or as may be required to avoid adverse accounting treatment.
B-12  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
14.4    Unfunded Plan. To the extent that cash or property is payable to a participant under this Plan, such cash or property will be paid by the Company from its general assets, and any Person entitled to such a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued or “treasury” stock or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or other assets to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.
14.5    No Fiduciary Relationship. Nothing contained in this Plan and no action taken pursuant to the
Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the
Company or an Affiliate and any Participant or executor, administrator, or other personal representative or designated beneficiary of such Participant or any other Persons.
14.6    Relationship to Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or an Affiliate, nor shall the adoption of this Plan preclude the Company or an Affiliate from establishing any other form of incentive or other compensation plan for Employees or Key Persons of the Company or an Affiliate.
14.7    Governing Law. The granting of Stock Incentives under this Plan and the issuance of Shares shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required by applicable law. Specifically, the laws of the
State of Maryland shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Maryland’s conflict of law rules would apply another state’s laws, the laws of the State of Maryland shall still govern.
15    SPECIAL PROVISIONS APPLICABLE TO DEFERRED COMPENSATION AWARDS
15.1    Interpretation of Deferred Compensation Awards. A Stock Incentive granted under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable thereunder shall be paid or provided in a manner that is exempt from Code §409A if at all possible. However, to the extent that a
Stock Incentive granted under this Plan constitutes deferred compensation subject to Code §409A, the
Stock Incentive Agreement shall be interpreted to be compliant with the requirements of Code §409A and applicable Internal Revenue guidance and Treasury Regulations issued thereunder. The term “payment” as used in this Section 15 shall refer to any lapse of a substantial risk of forfeiture with respect to a transfer of property which was subject to such a substantial risk of forfeiture, or any other transfer of cash, Shares or other consideration pursuant to a Stock Incentive granted hereunder subject to federal income taxation.
15.2    No Guarantee of Tax Treatment. The tax treatment of the benefits provided under any Stock
Incentive granted under this Plan is not warranted or guaranteed. Neither the Company, nor its directors, officers, employees or advisers shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by a Participant as a result of the application of the Code (including Code §409A) or any state tax law.
15.3    Separation from Service Required. To the extent that a Stock Incentive granted under this
Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any payment of such deferred compensation that is required by reason of the termination of employment of, or the cessation of services by, such Participant, shall not be payable to the Participant by reason of such termination or cessation unless the circumstances giving rise to such termination or cessation constitute a
Separation from Service of such Participant. If this Section 15.3 prevents the payment or distribution of any amount, such amount shall be paid on the date, if any, on which an event occurs that constitutes a
Separation from Service, or such later date as may be required by Section 15.4 below.
15.4    Six Month Delay for Specified Employees. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any payment of such deferred compensation subject to Code §409A by reason of such
Participant’s Separation from Service occurring during a period in which such Participant is a Specified
Employee shall be subject to the following:
(a)    Lump Sum Payments. If the payment is payable in a lump sum, the Participant’s right to receive the payment of such deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh (7th) month following the Participant’s Separation from Service.
(b)    Payments over Time. If the payment is payable over time, the amount of such deferred compensation that would otherwise be payable during the six-month period immediately following the
B-13  |  2025 PROXY STATEMENT           SILA REALTY TRUST, INC.
Participant’s Separation from Service will be accumulated and the Participant’s right to receive payment of such accumulated amount will be delayed until the earlier of (i) a date no later than thirty (30) days after the
Participant’s death, or (ii) the first day of the seventh (7th) month following the Participant’s Separation from
Service, whereupon the accumulated amount will be paid to the Participant on such date and the normal payment schedule for any remaining payments will resume.
15.5    Series of Payments. To the extent that a Stock Incentive granted under this Plan to a
Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this
Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any right to a series of installment payments under such Stock Incentive shall, for purposes of Code §409A, be treated as a right to a series of separate payments.
15.6    No Acceleration of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this
Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, no amount that would be payable pursuant to the Stock Incentive and the terms of this Plan may be accelerated if such acceleration is not permitted under Section 409A. The provisions of this Section 15.6 shall not preclude the acceleration of vesting of a Stock Incentive, nor the forfeiture of a Stock Incentive. However, notwithstanding the foregoing, it is intended that the discretion of the Company pursuant to the provisions of Treas. Reg. §1.409A-3(j)(4)(ii) through (xiv) shall apply with respect to Stock Incentives granted under this Plan to a Participant to the extent that such Stock Incentives provide deferred compensation subject to
Code §409A.
15.7    Unfunded Unsecured Obligations. To the extent that a Stock Incentive granted under this
Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any obligation of payment required with respect to such deferred compensation shall be a mere unfunded, unsecured obligation of the Company, and shall not provide any Participant a right to any specific asset of the Company.
15.8    Application of Certain Plan Provisions. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any provisions of this Plan (other than those set forth in this Section 15) that would modify the timing of a payment of such deferred compensation to such Participant holding such Stock Incentive shall be ignored and shall be deemed not applicable. For example, the provisions of this Plan that would result in an acceleration of payment (for example, Section 11) providing the Board the ability to accelerate payment by unilateral cancelation of a Deferred Stock Award) shall not be applicable to a Stock Incentive to the extent that it provides for deferred compensation subject to Code §409A notwithstanding any provision of this Plan or any Stock Incentive to the contrary. Additionally, to the extent necessary to comply with Section 409A, a
Change of Control shall be deemed to have occurred for purposes of a Stock Incentive that provides for deferred compensation subject to Code §409A only if the transaction or event constituting the Change of
Control also constitutes a “change in control event,” as that term is used in Treas. Reg. §1.409A-3(i)(5)(i).
However, notwithstanding the foregoing, it is intended that the discretion of the Company pursuant to the provisions of Treas. Reg. §1.409A-3(j)(4)(ii) through (xiv) shall apply with respect to Stock Incentives granted under this Plan to a Participant to the extent that such Stock Incentives provide deferred compensation subject to Code §409A.
15.9    Non-Transferable. To the extent that a Stock Incentive granted under this Plan to a
Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this
Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, such Stock
Incentive may not be encumbered or transferred in any manner, other than by will or by the laws of descent and distribution.

SILA REALTY TRUST, INC.
1001 WATER STREET
SUITE 800
TAMPA, FL 33602

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SILA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67125-P22636

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SILA REALTY TRUST, INC.

The Board of Directors recommends you vote FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Nominees:	**For**	**Against**	**Abstain**
1a. Z. Jamie Behar	☐	☐	☐
1b. Adrienne Kirby	☐	☐	☐
1c. Jonathan Kuchin	☐	☐	☐
1d. Verett Mims	☐	☐	☐
1e. Roger Pratt	☐	☐	☐
1f. Michael Seton	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Sila Realty Trust Inc.'s Annual Report on Form 10-K are available at www.proxyvote.com.

V67126-P22636

SILA REALTY TRUST, INC.
Annual Meeting of Stockholders
May 21, 2025 1:00 p.m. ET
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Michael A. Seton, President and Chief Executive Officer, and Kay C. Neely, Executive Vice President and Chief Financial Officer, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SILA REALTY TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m. ET, on May 21, 2025, virtually at www.virtualshareholdermeeting.com/SILA2025, and any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If this proxy is executed and returned but no such direction is made, this proxy will be voted FOR all of the nominees for director in Proposal 1 and FOR Proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made and (iii) on such other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof.

Continued and to be signed on reverse side